Quarterly Report June 30, 2012

Value Fund
Partners Value Fund
Partners III Opportunity Fund
Research Fund
Hickory Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

WEITZ FUNDS®
FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	8

Value Fund	9

Partners Value Fund	13

Partners III Opportunity Fund	18

Research Fund	23

Hickory Fund	27

Balanced Fund	32

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	45

Government Money Market Fund	51

Index Descriptions	53

The management of Weitz Funds has chosen paper for the 52 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
JUNE 30, 2012

		Total Returns		Average Annual Total Returns
	Inception									Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Value	5/09/86	-1.2%	7.8%	18.4%	-2.1%	4.6%	7.7%	10.1%	10.4%	10.2%
Russell 1000		-3.1	4.4	16.6	0.4	5.7	5.1	8.5	8.8	N/A
Russell 1000 Value		-2.2	3.0	15.8	-2.2	5.3	5.7	9.1	9.1	N/A
Partners Value(a)	6/01/83	-1.4	4.0	18.6	0.0	5.8	8.6	11.1	11.0	12.3
Partners III Opportunity(a)	6/01/83
Institutional Class		-2.7	2.2	20.9	2.9	9.0	10.2	12.8	12.1	13.0
Investor Class(b)		-2.8	1.9	20.8	2.9	9.0	10.2	12.8	12.1	13.0
Research(a)(c)	4/01/05	-2.4	10.3	20.9	3.3	—	—	—	—	6.4
Russell 3000		-3.2	3.8	16.7	0.4	5.8	5.2	8.5	8.7	—
Russell 3000 Value		-2.3	2.6	15.9	-2.1	5.4	5.8	9.2	9.1	—
Hickory	4/01/93	0.5	3.5	23.1	0.7	6.8	7.4	—	—	10.1
Russell 2500		-4.1	-2.3	19.1	1.2	8.0	7.6	—	—	9.5
Russell 2500 Value		-3.0	-1.5	18.8	-0.2	7.5	8.3	—	—	10.2
S&P 500		-2.8	5.4	16.4	0.2	5.3	4.8	8.3	8.6	—
Balanced	10/01/03	-1.4	4.5	12.7	1.6	—	—	—	—	4.8
Blended Index		-1.0	5.8	12.4	3.0	—	—	—	—	5.6
Short-Intermediate Income	12/23/88
Institutional Class		0.5	2.3	4.4	5.2	4.7	5.2	5.4	—	6.0
Investor Class(b)		0.5	2.1	4.3	5.2	4.6	5.2	5.4	—	6.0
Barclays Intermediate Credit		1.5	5.4	5.8	6.0	5.1	5.8	6.0	—	6.7
Nebraska Tax-Free Income(a)	10/01/85	0.8	4.4	4.2	4.1	3.9	4.3	4.7	5.1	5.4
Barclays 5-Year Muni. Bond		1.2	5.3	5.5	6.0	4.6	5.0	5.2	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent Prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.20%; Partners III Opportunity -Institutional Class, 1.49%; Partners III Opportunity - Investor Class, 2.32% (gross); Research, 1.85% (gross); Hickory, 1.28%; Balanced, 1.14%; Short-Intermediate Income - Institutional Class, 0.62%; Short-Intermediate Income - Investor Class, 1.16% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser.

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

Index performance is hypothetical and is shown for illustrative purposes only. See page 53 for a description of all indicies.

(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.85% (gross) and 0.92% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2013.

N/A	Indicates information is not available.

4 Weitz Funds

LETTER TO SHAREHOLDERS
JULY 9, 2012

Dear Fellow Shareholder:

The stock market was volatile (again) in the 2nd quarter of 2012, and it gave back some of its 1st quarter gains. Our stock Funds declined less than the market (Hickory rose slightly), and at mid-year, each is showing reasonable to good gains for the first half. The table below summarizes the first two quarters’ results for each of the stock Funds.

	Period Ended 6/30/2012
	1st Qtr	2nd Qtr	1st Half

Value	9.5%	-1.2%	8.2%
Partners Value	10.5	-1.4	9.0
Partners III –
Institutional Class	7.8	-2.7	4.9
Research	11.9	-2.4	9.3
Hickory	10.3	0.5	10.8
S&P 500	12.6	-2.8	9.5

Our Short-Intermediate (taxable) and Nebraska Tax-Free (tax exempt) bond Funds remain very defensively positioned, and both earned positive returns in the quarter and first half. The Balanced Fund, which invests in both stocks and bonds, turned in a solid +6.0% first half return.

The table on the page opposite this letter shows results for each of our Funds over various measuring periods along with results for the appropriate benchmark for each Fund. We always direct you to the right side of the table (longest periods) because we believe they are the most meaningful.

The commentary below discusses our assessment of the general stock market outlook. For specific information on each of our Funds, we would refer shareholders to the balance of this report. There are several pages devoted to each Fund, including a “Portfolio Manager’s Discussion and Analysis” which provides chapter and verse on portfolio changes and the most significant portfolio winners and losers.

Market Commentary and Outlook
The global economic news is decidedly mixed. The Chinese economy is slowing, albeit from a very high level of growth to an above-average growth rate. China is a very important consumer of most commodities, and a slowdown in its growth rate is a concern for producers of iron, steel, energy and other commodities. Our portfolios have only modest exposure to producers of most commodities, but softness in energy prices affects holdings like SandRidge and Apache. We also have a modest investment in fertilizer through Compass Minerals and Mosaic.

The U.S. economy is still showing (very) modest growth. The housing industry has bottomed and month by month, various housing markets are beginning to grow again. Federal and state regulators are untangling the legal impediments to clearing the excess inventory of foreclosed homes. Entrepreneurs are buying houses in distressed markets and renting them. Market by market, we are seeing upticks in home prices. A revival of the housing market is important to a number of industries—building materials, home furnishings, etc.—but perhaps even more importantly, rising prices mean higher property tax revenues (and less pressure on municipal finances) and improved consumer confidence. On the energy front, new drilling technology has led to a boom in domestic natural gas and oil production. It is too soon to talk about “energy independence,” but the new sources of supply could be a huge positive for the U.S.

The dominant story in the financial press recently, though, has been Europe. The sovereign and bank debt crises are real and well-documented. A currency union without a political union means it is difficult—maybe impossible?—to deal with these problems. Some of the Euro Zone countries have spent too much relative to their income. Some have experienced real estate debt problems that have left their banks weakened, if not terminally under-capitalized. We do not presume to know what the European Union will look like in five or ten years, but we believe that the Europeans will find their way to a solution—together or apart—that they and the rest of the world can live with. U.S. financial institutions are not nearly as over-leveraged and fragile as they were in 2008 when Lehman Brothers failed, and while markets may wobble, we do not think we are facing a replay of the 2008 financial crisis.

Risk On—Risk Off
Given the overhang of all these worries and potential crises, the stock market has had a tendency over the past year or more to swing back and forth between “fear” and “complacency.” The financial press has adopted the term “risk on—risk off” to describe the manic swings. In the last few months, though, investors have become more discriminating. They now have a tendency to reward “safe” and “predictable” growth companies and penalize cyclical companies or ones that report, or even hint at the prospect of, soft earnings.

Companies with European exposure are under scrutiny. Those that have shown powerful growth in revenues and earnings in spite of significant European operations, like Accenture (global consulting) and Liberty Global (roughly

weitzfunds.com 5

90% European cable and broadband services), have seen their stocks selling near record highs. Others with perceived European and other business problems, like Dell and Hewlett-Packard, find their stocks selling at distressed levels of 6-7 times earnings.

We often disagree with the market’s assessment, but we like the dispersion of valuations. This gives us a chance to sell stocks that are expensive because the market is comfortable with them and to buy stocks that are cheap because investors feel “uncertain” about their near-term outlook. The upcoming second quarter earnings reporting season may offer many such “opportunities.”

The Perennial “Investment Horizon” Dilemma
Given the likelihood that individual stocks, and the market in general, will experience air pockets in the coming months, we face the dilemma of satisfying shareholders who want us to “capture” all the upside in our stocks but to also avoid all the temporary downside moves. Investors anticipate the future, and trying to be “out” at just the right time and back “in” when a stock is about to go up is an exercise in game theory, not investing.

We base our investment decisions on the business values of individual companies. We believe that a company is “worth” the value today (“present value”) of all the cash that an owner will be able to take out of the business in the future (“discounted cash flow” or DCF analysis). We want to buy a stock at a price that is well below the per share value of the business (low price to value or P/V). Our goal is to buy stocks at 50-60% of their business values, watch the business value grow over a period of years, and sell it as it approaches 100% of the new, higher value.

The weighted average price to value (P/V) of the stocks in our portfolios is about 75% today. We consider this level “reasonable” and have historically earned good returns from this level. However, this is much higher than the 60% level at the beginning of October of last year. As the market has risen over the past nine months, we have sold shares as they reached the 90+% level but found fewer cheap replacements, so the cash levels in the stock funds have risen. At June 30, cash positions ranged from 22% in Partners Value to 29% in Hickory. This compares to cash levels around 10% when stocks were cheaper in October.

Short-term earnings “disappointments” and other temporary bad news have very little effect on a company’s business value, but can have a big impact, in the near term, on the stock price. We are focused on long-term growth in business value and compounding of wealth. This can make our short-term results “lumpy,” but we think it gives us the best chance to produce above-average results.

As we wrote last quarter, “uncertainty” is a part of investment life. We believe this is something to celebrate and take advantage of—not to avoid. Our stocks are not as cheap as they were last October, but they still offer the potential for good long-term returns. We feel very good about the long-term prospects for our portfolios and we invite (encourage) shareholders to focus on the investment horizon, not the current financial “noise.”

Thanks again to our patient, long-term oriented clients. We appreciate your support.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

6 Weitz Funds

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ANALYST CORNER
A PERSPECTIVE ON VALEANT PHARMACEUTICALS

By David Perkins, CFA
Valeant Pharmaceuticals is a multinational specialty pharmaceutical company headquartered in Montreal, Canada. Valeant specializes in dermatology, neurology, branded generic drugs and over-the-counter (OTC) products. Over the past 4½ years, the company has transformed itself from an unfocused, inefficiently run, growth-constrained enterprise into a thoughtfully diversified, lean, value-focused operator with significant opportunities for growth. Valeant generates roughly half of its sales in the United States, with sizeable operations in Central & Eastern Europe, Latin America, Australia and Canada.

Pharmaceuticals?
Valeant is unlike any drug manufacturer we have encountered. Its management team is equal parts value investor and skilled operator in a marketplace ripe with opportunity for improved capital and cost discipline. Importantly, our investment in Valeant is not dependent on research and development (R&D) success or superior scientific knowledge. Rather, the company’s strategy is to identify, purchase and subsequently improve niche pharmaceutical and OTC products already approved and sold in the marketplace. As the company often puts it, “we bet on management, not science.” Given the fragmentation and inefficiency that exists globally in pharmaceuticals, the opportunity for someone with Valeant’s skill set is substantial.

The company’s product portfolio and culture have been thoughtfully constructed to avoid problem areas that have plagued many of its more well-recognized peers: product concentration, patent cliffs, uneconomic R&D, bloated sales organizations, high levels of government reimbursement exposure, and centralized decision making and bureaucracy, to name a few. Management has instead focused on smaller, “off-the-radar” and often neglected products in areas with more limited competition, where branding is important and/or would-be generic entrants lack incentive due to the cost of proving bioequivalence. These characteristics improve the long-term durability of cash flows and provide management a stable platform upon which they can continue to build the flywheel.

Valeant’s exposure to patent loss is minimal and its portfolio diverse – the company’s five largest products, combined, are expected to represent roughly 20% of 2012 sales. Organic growth is enhanced by a strong presence in attractive emerging pharmaceutical markets such as Brazil, Mexico, Russia, Southeast Asia and most of Central & Eastern Europe. Valeant’s acquisition spending with a minimum 20% cash-on-cash return hurdle replaces the more typical R&D function with better risk-adjusted rates of return and a stable of products to improve and grow. Finally, Valeant’s decentralized management structure and owner-oriented compensation program together foster an entrepreneurial and nimble approach to exploiting opportunity and limiting mistakes.

A Rare Combination
Quite a few businesses have strong competitive positions, reasonable growth and excess cash flow. The holy grail is finding one run by a talented and disciplined capital allocator at an attractive price. Valeant Pharmaceuticals under the leadership of CEO Mike Pearson fits this profile. He and his team consistently demonstrate an understanding of what creates and, perhaps more importantly, what destroys business value. The company has walked away from numerous well-publicized potential acquisitions on the basis of price, going so far as to call those experiences “successful” based upon what it did not do – win at any cost. This is the kind of capital stewardship we covet and why we often gravitate toward true owner operators (Valeant’s board and management together own just shy of $240 million in stock).

At $45 and roughly 10 times 2012 cash earnings per share, we believe Valeant stock has considerable upside potential. Even assuming a slowing in the company’s organic growth rate, fewer value-enhancing acquisitions, a higher future cash tax rate and no additional borrowing to enhance equity returns, our math suggests a business value in the upper $70 range. If management proves successful in reaching some of its intermediate-term goals, there is additional upside to our estimates.

David Perkins, CFA, joined Weitz in January 2004. He graduated from Taylor University in Upland, IN and previously spent three years as an equity analyst with McCarthy Group Asset Management. Dave has been a CFA charterholder since 2009.

8 Weitz Funds

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; & David A. Perkins, CFA

The Value Fund declined -1.2% in the quarter, compared to losses of -2.8% for the S&P 500 and -3.1% for the Russell 1000. For the first six months of calendar 2012, the Value Fund gained +8.2% versus advances of +9.5% for the S&P 500 and +9.4% for the Russell 1000. Recognizing that short-term performance measures offer limited value, we are nonetheless pleased with the Fund’s absolute performance year-to-date, particularly given the amount of dry powder we have set aside awaiting more compelling opportunities. Global equity markets have thus far largely taken the unfolding events in Europe in stride. The Fund remains positioned to capitalize should dynamics there, or elsewhere, change.

Anheuser-Busch InBev, Comcast and Walt Disney each made positive contributions to Fund performance during the second quarter. On the final business day of June, AB InBev announced it had reached an agreement to purchase the remaining half of Mexican brewer Grupo Modelo. Assuming the combination is granted regulatory approval, it looks attractive on many fronts. AB InBev will gain control of Corona Extra, the world’s fourth most valuable beer brand, as well as Modelo Especial, further leveraging its dominant global distribution capabilities. Anheuser-Busch will also obtain a leading position in Mexico, the world’s fourth largest beer market, further cementing its dominance in one of the world’s fastest growing regions. Both Comcast and Disney reported strong first quarter operating results, driving continued gains in both business value and stock performance. While we continue to hold positions in each, we began trimming our Comcast position during the second quarter as its discount to value narrowed.

Detractors from first quarter performance included Valeant Pharmaceuticals, which we profile in this quarter’s Analyst Corner, and the majority of the Fund’s technology holdings. In early May, Valeant reported first quarter operating results that fell short of external expectations. In late June, the company held an Investor Day where management hinted that expectations for its second quarter may be too high as well. These shorter-term data points overshadowed an otherwise very productive first half of the year. Seemingly lost in all of the quarterly handwringing, Valeant’s expectations for full year earnings have risen thanks to strong organic growth, accelerated synergy capture from past deals and approximately $1 billion worth of attractive acquisitions made year-to-date. We added to our position during the quarter.

Macro fears relating to the ongoing saga in Europe hurt many of our technology stocks during the quarter. There were some company-specific events as well however, including a disappointing first quarter report from Dell. While the company’s progress has been uneven, we continue to see considerable unrecognized value as management grows the Enterprise businesses and becomes less dependent upon more commoditized PC sales. At approximately $12.50 per share, Dell trades at less than 6 times our estimate of fiscal 2013 free cash flow and boasts north of $4.00 per share of fully taxed (assuming repatriation) net cash on its balance sheet. Following a 15% second quarter decline, competitor Hewlett-Packard’s stock now changes hands for less than 5 times free cash flow, a level suggesting many expect the business to no longer exist in five years time. Since our initial purchase in the low $20s last fall, we have continued to dig into and evaluate the challenges facing HP. Our work still points to today’s stock price discounting an overly pessimistic set of outcomes. As such, we believe HP presents an attractive risk/reward to more patient investors, though as always, we will continue to test the assumptions underlying our thesis.

In all, second quarter portfolio activity was relatively light. The Fund did not initiate any new positions during the quarter and closed only one – Wal-Mart Stores. Wal-Mart has been a solid investment for the Fund over the past seven years. The recent Mexican bribery allegations were disheartening, creating a potentially significant distraction for management and additional difficulties in future Latin American expansion. With the stock trading at a relatively high price-to-value, we decided to move on. We will continue to monitor Wal-Mart’s business, and we may be willing to own the company again at the right price. As of quarter end, the Fund’s residual cash position stood at 23% of net assets, up modestly from first quarter levels.

The Value Fund invests in our best larger company ideas. The Fund’s weighted average market cap is approximately $55B vs. $25B for the S&P 500. Portfolio concentration remains well within historical ranges with the Fund’s top twenty holdings representing roughly two-thirds of net assets as of the end of June.

New and Eliminated Securities for Quarter Ended June 30, 2012
New Purchases ($mil)	Eliminations ($mil)
None	Wal-Mart Stores	$17.9

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VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	-1.2%	7.8%	18.4%	-2.1%	4.6%	7.7%	10.1%	10.4%
S&P 500	-2.8	5.4	16.4	0.2	5.3	4.8	8.3	8.6
Russell 1000	-3.1	4.4	16.6	0.4	5.7	5.1	8.5	8.8
Russell 1000 Value	-2.2	3.0	15.8	-2.2	5.3	5.7	9.1	9.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2002 through June 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011	6.1	2.1	4.0
2012 (6/30/12)	8.2	9.5	-1.3
Since Inception:
Cumulative
Return	1,168.6	945.2	223.4
Avg. Annual
Return	10.2	9.4	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 53 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	5.3%
Aon plc - CL A	4.3
Wells Fargo & Co.	4.1
Valeant Pharmaceuticals International, Inc.	4.1
Google, Inc. - CL A	4.0
Tyco International Ltd.	3.4
United Parcel Service, Inc. - CL B	3.3
Texas Instruments, Inc.	3.2
Target Corp.	3.2
Liberty Global, Inc. - Series C	3.1
% of Net Assets	38.0%

Industry Sectors
Information Technology	16.9%
Consumer Discretionary	16.5
Financials	13.7
Industrials	8.3
Consumer Staples	6.5
Energy	6.0
Materials	5.2
Health Care	4.1
Cash Equivalents/Other	22.8
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Anheuser-Busch InBev SA/NV - Sponsored ADR	11.5%	2.2%	0.26%
Comcast Corp. - CL A Special	7.5	3.4	0.23
The Walt Disney Co.	10.8	1.9	0.21
Range Resources Corp.	6.5	2.3	0.15
Berkshire Hathaway, Inc. - CL B	2.7	5.1	0.15

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	(16.6)%	4.2%	(0.76)%
Dell, Inc.	(24.6)	2.7	(0.75)
Hewlett-Packard Co.	(15.1)	3.3	(0.53)
Texas Instruments, Inc.	(14.2)	3.4	(0.52)
Google, Inc. - CL A	(9.5)	4.1	(0.43)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 11

VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

COMMON STOCKS — 77.2%	Shares	Value
Information Technology — 16.9%
Computers & Peripherals — 5.4%
Hewlett-Packard Co.	1,350,000	$27,148,500
Dell, Inc.*	1,850,000	23,162,000
		50,310,500
Internet Software & Services — 4.0%
Google, Inc. - CL A*	65,000	37,704,550
Semiconductors — 3.2%
Texas Instruments, Inc.	1,050,000	30,124,500
Software — 3.0%
Microsoft Corp.	900,000	27,531,000
IT Services — 1.3%
Accenture plc - CL A	200,000	12,018,000
		157,688,550
Consumer Discretionary — 16.5%
Cable & Satellite — 5.6%
Liberty Global, Inc. - Series C*	600,000	28,650,000
Comcast Corp. - CL A Special	750,000	23,550,000
		52,200,000
Multiline Retail — 3.2%
Target Corp.	515,000	29,967,850
Advertising — 3.0%
Omnicom Group, Inc.	575,000	27,945,000
Internet & Catalog Retail — 2.6%
Liberty Interactive Corp. - Series A*	1,350,000	24,016,500
Movies and Entertainment — 2.1%
The Walt Disney Co.	400,000	19,400,000
		153,529,350
Financials — 13.7%
Property & Casualty Insurance — 5.3%
Berkshire Hathaway, Inc. - CL B*	590,000	49,164,700
Insurance Brokers — 4.3%
Aon plc - CL A	850,000	39,763,000
Commercial Banks — 4.1%
Wells Fargo & Co.	1,150,000	38,456,000
		127,383,700
Industrials — 8.3%
Industrial Conglomerates — 3.4%
Tyco International Ltd.	610,000	32,238,500
Air Freight & Logistics — 3.3%
United Parcel Service, Inc. - CL B	390,000	30,716,400
Aerospace & Defense — 1.6%
Lockheed Martin Corp.	170,000	14,803,600
		77,758,500

	Principal
	amount
	or shares	Value
Consumer Staples — 6.5%
Beverages — 3.6%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	250,000	$19,912,500
Diageo plc - Sponsored ADR	140,000	14,429,800
		34,342,300
Food & Staples Retailing — 2.9%
CVS Caremark Corp.	580,000	27,103,400
		61,445,700
Energy — 6.0%
Oil & Gas Exploration & Production — 6.0%
Range Resources Corp.	400,000	24,748,000
Southwestern Energy Co.*	675,000	21,552,750
Apache Corp.	115,000	10,107,350
		56,408,100
Materials — 5.2%
Construction Materials — 3.0%
Martin Marietta Materials, Inc.	360,000	28,375,200
Industrial Gases — 1.5%
Praxair, Inc.	125,000	13,591,250
Fertilizers & Agricultural Chemicals — 0.7%
The Mosaic Co.	125,000	6,845,000
		48,811,450
Health Care — 4.1%
Pharmaceuticals — 4.1%
Valeant Pharmaceuticals International, Inc.*	850,000	38,071,500
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	—
Total Common Stocks
(Cost $581,149,788)		721,096,850

CASH EQUIVALENTS — 22.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	11,712,432	11,712,432
U.S. Treasury Bills, 0.07% to 0.12%,
7/19/12 to 10/11/12(b)	$200,000,000	199,978,035
Total Cash Equivalents
(Cost $211,678,433)		211,690,467
Total Investments in Securities
(Cost $792,828,221)		932,787,317
Other Assets Less Other Liabilities — 0.1%		675,406
Net Assets — 100.0%		$933,462,723
Net Asset Value Per Share		$32.56

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

12 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund declined -1.4% in the second calendar quarter, compared to a -2.8% loss for the S&P 500 and a -3.2% decrease for the Russell 3000. Mortgage investor Redwood Trust returned +14% after reporting an active and productive first quarter. As June came to a close, the company was working to complete its third jumbo mortgage securitization of the year. Time-share exchange operator Interval Leisure (+10%) rose as the company closed on a new credit facility that will be used to refinance existing high-cost debt in a few months. The refinancing will result in significant interest cost savings that in turn should increase earnings. Cable operator Comcast (+8%) also contributed to returns as investors sought refuge in steady, cash flowing businesses.

Technology and health-care companies detracted from returns during the quarter. Dell (-25%), FLIR Systems (-23%), Hewlett-Packard (-15%) and Texas Instruments (-14%) all declined. While each story is different, one common thread is that investors may simply be too focused on short-term results. We think that all four companies have compelling valuations and offer substantial, multi-year upside potential. Omnicare (-12%) fell when the relatively new CEO left the company sooner than expected. We think Omnicare’s strategy and operations remain on track. The interim CEO is a steady hand and a capable candidate for the permanent position. Valeant Pharmaceuticals (-17%) retraced its first-quarter gains largely due to organic growth concerns that we think are unfounded. Dave Perkins describes the compelling investment thesis for Valeant in the Analyst Corner.

For the calendar year-to-date, the Fund returned +9.0% compared to a +9.5% return for the S&P 500 and a 9.3% gain for the Russell 3000. Wells Fargo (+23%) was the Fund’s largest contributor year-to-date. The company continued to gather deposits, originate mortgages and sell more products and services to customers in a challenging banking environment. Cement companies Eagle Materials (+46%) and Texas Industries (+27%) rode the dual tailwinds of rising volumes and increasing prices. Demand for well-grade cement has been particularly strong in states with large energy industries. Consumer-oriented businesses such as Coinstar (+50%), Interval Leisure (+40%) and Comcast (+35%) also have been stand-out performers. In addition to the technology and health-care companies mentioned above, SandRidge Energy (-18%) detracted from year-to-date results. SandRidge has made several strategic moves that have raised the valuation ‘floor’ over the past year. We are focused on this tangible business value progress, which has remained encouraging for longer-term investors.

Portfolio activity was light during the quarter. We did not buy any new stocks, though we added to several holdings including Iconix Brand Group, FLIR Systems and Valeant Pharmaceuticals. Iconix is a good example of our maintenance process in action. Iconix owns and manages a collection of well-known consumer brands that it licenses to retailers and manufacturers. In late April, Iconix lowered its earnings outlook for 2012 in part due to weakness in its urban menswear brands. When the stock fell sharply, we quickly re-checked our assumptions and updated our valuation. We bought more stock under $15 per share, or less than ten times our revised earnings outlook. We also followed up with management, adding to our conviction that the issues were manageable. After the dust settled, the stock had recovered to nearly $17.50 by the end of June and we still think it is cheap. Grand Canyon Education was our only elimination during the quarter. While Grand Canyon’s company-specific outlook is better than most, we sold as we became more concerned about rising competitive intensity throughout the industry.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Roughly 60% of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the other 40% split between medium-sized and smaller businesses. The Fund’s residual cash position is little changed at 22% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended June 30, 2012
New Purchases ($mil)	Eliminations ($mil)
None	Grand Canyon Education	$6.7

weitzfunds.com 13

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	-1.4%	4.0%	18.6%	0.0%	5.8%	8.6%	11.1%	11.0%
S&P 500	-2.8	5.4	16.4	0.2	5.3	4.8	8.3	8.6
Russell 3000	-3.2	3.8	16.7	0.4	5.8	5.2	8.5	8.7
Russell 3000 Value	-2.3	2.6	15.9	-2.1	5.4	5.8	9.2	9.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2002 through June 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011	2.2	2.1	0.1
2012 (6/30/12)	9.0	9.5	-0.5
Since Inception:
Cumulative
Return	2,810.6	1,635.8	1,174.8
Avg. Annual
Return	12.3	10.3	2.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 53 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	4.1%
Wells Fargo & Co.	4.0
Aon plc - CL A	3.8
Redwood Trust, Inc.	3.5
Liberty Global, Inc. - Series C	3.1
Liberty Interactive Corp. - Series A	3.1
Google, Inc. - CL A	3.0
Texas Instruments, Inc.	3.0
Target Corp.	3.0
Valeant Pharmaceuticals International, Inc.	2.9
% of Net Assets	33.5%

Industry Sectors
Consumer Discretionary	22.4%
Information Technology	16.7
Financials	15.4
Health Care	8.2
Materials	5.3
Energy	5.2
Industrials	2.9
Consumer Staples	2.0
Cash Equivalents/Other	21.9
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	13.8%	3.4%	0.44%
Interval Leisure Group, Inc.	9.9	2.6	0.26
Comcast Corp. - CL A Special	7.5	2.7	0.20
Iconix Brand Group, Inc.	0.5	2.3	0.16
Texas Industries, Inc.	11.4	1.2	0.16

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
FLIR Systems, Inc.	(22.7)%	2.9%	(0.72)%
Dell, Inc.	(24.6)	2.2	(0.61)
Valeant Pharmaceuticals International, Inc.	(16.6)	3.1	(0.56)
Texas Instruments, Inc.	(14.2)	3.2	(0.51)
SandRidge Energy, Inc.	(14.6)	2.6	(0.41)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 15

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

COMMON STOCKS — 78.1%	Shares	Value
Consumer Discretionary — 22.4%
Cable & Satellite — 5.6%
Liberty Global, Inc. - Series C*	449,800	$21,477,950
Comcast Corp. - CL A Special	550,000	17,270,000
		38,747,950
Internet & Catalog Retail — 3.1%
Liberty Interactive Corp. - Series A*	1,200,000	21,348,000
Multiline Retail — 3.0%
Target Corp.	350,000	20,366,500
Hotels, Restaurants & Leisure — 2.8%
Interval Leisure Group, Inc.	1,000,000	19,010,000
Textiles, Apparel & Luxury Goods — 2.7%
Iconix Brand Group, Inc.*	1,066,700	18,635,249
Broadcasting — 2.6%
Liberty Media Corp. -
Liberty Capital - Series A*	205,000	18,021,550
Movies & Entertainment — 2.0%
Live Nation Entertainment, Inc.*	1,530,626	14,051,146
Specialized Consumer Services — 0.6%
Coinstar, Inc.* (c)	60,000	4,119,600
		154,299,995
Information Technology — 16.7%
Internet Software & Services — 4.3%
Google, Inc. - CL A*	36,000	20,882,520
XO Group, Inc.*	1,000,000	8,870,000
		29,752,520
Computers & Peripherals — 3.8%
Dell, Inc.*	1,100,000	13,772,000
Hewlett-Packard Co.	600,000	12,066,000
		25,838,000
Semiconductors — 3.0%
Texas Instruments, Inc.	725,000	20,800,250
Electronic Equipment & Instruments — 2.8%
FLIR Systems, Inc.	1,000,000	19,500,000
Software — 2.8%
Microsoft Corp.	630,000	19,271,700
		115,162,470
Financials — 15.4%
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B*	340,000	28,332,200
Commercial Banks — 4.0%
Wells Fargo & Co.	825,000	27,588,000
Insurance Brokers — 3.8%
Aon plc - CL A	550,000	25,729,000
Mortgage REIT’s — 3.5%
Redwood Trust, Inc.	1,950,000	24,336,000
		105,985,200

	Principal
	amount
	or shares	Value
Health Care — 8.2%
Health Care Services — 5.3%
Laboratory Corp. of America Holdings*	210,000	$19,448,100
Omnicare, Inc.	540,000	16,864,200
		36,312,300
Pharmaceuticals — 2.9%
Valeant Pharmaceuticals International, Inc.*	450,000	20,155,500
		56,467,800
Materials — 5.3%
Construction Materials — 5.3%
Martin Marietta Materials, Inc.	172,500	13,596,450
Eagle Materials, Inc.	350,000	13,069,000
Texas Industries, Inc.	250,000	9,752,500
		36,417,950
Energy — 5.2%
Oil & Gas Exploration & Production — 5.2%
SandRidge Energy, Inc.*	2,612,000	17,474,280
Southwestern Energy Co.*	460,000	14,687,800
Apache Corp.	40,000	3,515,600
		35,677,680
Industrials — 2.9%
Industrial Conglomerates — 2.9%
Tyco International Ltd.	375,000	19,818,750
Consumer Staples — 2.0%
Food & Staples Retailing — 2.0%
CVS Caremark Corp.	300,000	14,019,000
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $448,671,401)		537,848,845

CASH EQUIVALENTS — 21.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	10,687,528	10,687,528
U.S. Treasury Bills, 0.06% to 0.12%,
7/12/12 to 10/11/12(b)	$138,000,000	137,987,041
Total Cash Equivalents
(Cost $148,667,518)		148,674,569
Total Investments in Securities
(Cost $597,338,919)		686,523,414
Options Written — 0.0%		(64,000)
Other Assets Less Other Liabilities — 0.3%		1,938,117
Net Assets — 100.0%		$688,397,531
Net Asset Value Per Share		$22.93

16 Weitz Funds

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Coinstar, Inc.	July 2012 / $62.50	10,000	$(64,000)

Total Options Written
(premiums received $55,749)			$(64,000)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund-Institutional Class declined -2.7% in the second calendar quarter, compared to a -2.8% loss for the S&P 500 and a -3.2% decrease for the Russell 3000. Mortgage investor Redwood Trust returned +14% after reporting an active and productive first quarter. As June came to a close, the company was working to complete its third jumbo mortgage securitization of the year. Ascent Capital (+9%) gained as security alarm subsidiary Monitronics delivered solid first-quarter results. Time-share exchange operator Interval Leisure (+10%) rose as the company closed on a new credit facility that will be used to refinance existing high-cost debt in a few months. The refinancing will result in significant interest cost savings that in turn should increase earnings.

Technology and health-care companies detracted from returns during the quarter. Dell (-25%), FLIR Systems (-23%), Hewlett-Packard (-15%) and Texas Instruments (-14%) all declined. While each story is different, one common thread is that investors may simply be too focused on short-term results. We think that all four companies have compelling valuations and offer substantial, multi-year upside potential. Omnicare (-12%) fell when the relatively new CEO left the company sooner than expected. We think Omnicare’s strategy and operations remain on track. The interim CEO is a steady hand and a capable candidate for the permanent position. Valeant Pharmaceuticals (-17%) retraced its first-quarter gains largely due to organic growth concerns that we think are unfounded. Dave Perkins describes the compelling investment thesis for Valeant in the Analyst Corner.

For the calendar year-to-date, the Fund’s Institutional Class returned +4.9% compared to a +9.5% return for the S&P 500 and a 9.3% gain for the Russell 3000. Wells Fargo (+23%) was the Fund’s largest contributor year-to-date. The company continued to gather deposits, originate mortgages and sell more products and services to customers in a challenging banking environment. Consumer-oriented businesses such as Interval Leisure (+40%), Liberty Global (+21%) and Live Nation (+10%) also have been notable performers. In addition to the technology and health-care companies mentioned above, SandRidge Energy (-18%) detracted from year-to-date results. SandRidge has made several strategic moves that have raised the valuation ‘floor’ over the past year. We are focused on this tangible business value progress, which has remained encouraging for longer-term investors.

Taking a step back, we think of PIII, at its core, as a long-biased equity fund, where the short positions make it possible to take larger swings at our favorite investment ideas on the long side. Over time, we think that our highest-conviction investments should outperform the broad, unmanaged indices that we short. Over the 29 year history of the strategy, this approach has worked well. In the most recent quarter, many of our favorite stocks declined far more than the indices that we were short. As we go through the list company-by-company, we think that these declines are temporary. While we don’t know when the tide might turn, we feel good about what we own.

Portfolio activity was moderate during the quarter. We added materially to existing positions in Hewlett-Packard, Iconix Brand Group, FLIR Systems, Valeant Pharmaceuticals and Range Resources, among others. We sold Knology and Avon Products when they received takeover bids, and Coinstar as the stock approached our conservative value estimate. We also eliminated Target and CNA Financial to focus on higher-conviction ideas. An option-driven “trade” opportunity in Groupon accounted for our only new stock during the quarter. We bought a small position in Groupon stock at $9 and wrote short-dated puts and calls against it (a “short strangle”). We collected option premiums that were very high, resulting in a favorable risk/reward trade-off for the next few months. While we don’t have strong conviction about “how good” Groupon’s stock could ultimately be, we think that this particular trade offered solid upside potential with sufficient downside protection. If Groupon’s stock were to rise significantly by mid-October, our gains would be capped.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes, and typically maintains short positions to help manage risk. Partners III is approximately 72% “net long” at quarter end, relatively unchanged from March. Our long positions edged up to 95% of net assets, while we also increased our effective short positions to 23% of net assets. The Fund’s shorts include small-, mid- and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended June 30, 2012
New ($mil)		Eliminations ($mil)
Groupon	$2.7	Target	$11.5
		Knology	4.9
		CNA Financial	4.2
		Avon Products	3.2
		Coinstar	2.8

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	-2.7%	2.2%	20.9%	2.9%	9.0%	10.2%	12.8%	12.1%
S&P 500	-2.8	5.4	16.4	0.2	5.3	4.8	8.3	8.6
Russell 3000	-3.2	3.8	16.7	0.4	5.8	5.2	8.5	8.7
Russell 3000 Value	-2.3	2.6	15.9	-2.1	5.4	5.8	9.2	9.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2002 through June 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011	5.6	2.1	3.5
2012 (6/30/12)	4.9	9.5	-4.6
Since Inception:
Cumulative
Return	3,421.5	1,635.8	1,785.7
Avg. Annual
Return	13.0	10.3	2.7

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 1.49% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 53 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo & Co.	5.8%
Iconix Brand Group, Inc.	5.2
Valeant Pharmaceuticals International, Inc.	5.1
Redwood Trust, Inc.	4.6
Liberty Media Corp. - Liberty Capital - Series A	4.4
SandRidge Energy, Inc.	4.4
Berkshire Hathaway, Inc. - CL B	4.3
Liberty Interactive Corp. - Series A	4.3
Live Nation Entertainment, Inc.	4.1
Liberty Global, Inc. - Series C	4.0
% of Net Assets	46.2%

Industry Sectors
Consumer Discretionary	28.7%
Financials	19.2
Information Technology	16.9
Health Care	11.5
Energy	9.1
Industrials	5.5
Materials	4.3
Securities Sold Short	(13.5)
Short Proceeds/Other	18.3
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	13.8%	4.3%	0.56%
Iconix Brand Group, Inc.	0.5	4.1	0.30
Ascent Capital Group, Inc. - CL A	9.4	2.8	0.25
Interval Leisure Group, Inc.	9.9	2.3	0.24
Range Resources Corp.	6.5	2.2	0.15

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	(16.6)%	4.4%	(0.81)%
FLIR Systems, Inc.	(22.7)	2.7	(0.66)
Dell, Inc.	(24.6)	2.1	(0.64)
SandRidge Energy, Inc.	(14.6)	4.1	(0.59)
Texas Instruments, Inc.	(14.2)	3.3	(0.51)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

20 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

COMMON STOCKS — 95.2%	Shares	Value
Consumer Discretionary — 28.7%
Broadcasting — 5.5%
Liberty Media Corp. -
Liberty Capital - Series A* (b)	290,000	$25,493,900
Cumulus Media, Inc. - CL A*	2,100,000	6,321,000
		31,814,900
Textiles, Apparel & Luxury Goods — 5.2%
Iconix Brand Group, Inc.*	1,700,000	29,699,000
Internet & Catalog Retail — 4.9%
Liberty Interactive Corp. - Series A* (b)	1,400,000	24,906,000
Groupon, Inc.* (b)	300,000	3,189,000
		28,095,000
Movies & Entertainment — 4.1%
Live Nation Entertainment, Inc.*	2,600,000	23,868,000
Cable & Satellite — 4.0%
Liberty Global, Inc. - Series C* (b)	480,300	22,934,325
Hotels, Restaurants & Leisure — 2.6%
Interval Leisure Group, Inc.	800,000	15,208,000
Advertising — 2.4%
National CineMedia, Inc.	900,000	13,653,000
		165,272,225
Financials — 19.2%
Commercial Banks — 5.8%
Wells Fargo & Co.(b)	1,000,000	33,440,000
Mortgage REIT’s — 4.6%
Redwood Trust, Inc.(b)	2,100,000	26,208,000
Insurance Brokers — 4.5%
Aon plc - CL A	475,000	22,220,500
Willis Group Holdings Ltd.	100,000	3,649,000
		25,869,500
Property & Casualty Insurance — 4.3%
Berkshire Hathaway, Inc. - CL B* (b)	300,000	24,999,000
		110,516,500
Information Technology — 16.9%
Computers & Peripherals — 4.8%
Hewlett-Packard Co.	1,000,000	20,110,000
Dell, Inc.* (b)	600,000	7,512,000
		27,622,000
Semiconductors — 3.5%
Texas Instruments, Inc.	700,000	20,083,000
Internet Software & Services — 3.3%
Google, Inc. - CL A* (b)	20,000	11,601,400
XO Group, Inc.*	840,000	7,450,800
		19,052,200
Electronic Equipment & Instruments — 3.2%
FLIR Systems, Inc.	950,000	18,525,000
Software — 2.1%
Microsoft Corp.	400,000	12,236,000
		97,518,200

	Shares	Value
Health Care — 11.5%
Health Care Services — 6.4%
Omnicare, Inc.(b)	620,000	$19,362,600
Laboratory Corp. of America Holdings* (b)	190,000	17,595,900
		36,958,500
Pharmaceuticals — 5.1%
Valeant Pharmaceuticals International, Inc.* (b)	650,000	29,113,500
		66,072,000
Energy — 9.1%
Oil & Gas Exploration & Production — 9.1%
SandRidge Energy, Inc.*	3,800,000	25,422,000
Range Resources Corp.	220,000	13,611,400
Apache Corp.(b)	80,000	7,031,200
Southwestern Energy Co.*	200,000	6,386,000
		52,450,600
Industrials — 5.5%
Commercial Services & Supplies — 2.8%
Ascent Capital Group, Inc. - CL A*	306,042	15,837,673
Industrial Conglomerates — 2.1%
Tyco International Ltd.	233,800	12,356,330
Machinery — 0.6%
Intelligent Systems Corp.* # †	2,270,000	3,427,700
		31,621,703
Materials — 4.3%
Construction Materials — 4.3%
Martin Marietta Materials, Inc.(b)	130,000	10,246,600
Eagle Materials, Inc.	215,000	8,028,100
Texas Industries, Inc.	168,659	6,579,388
		24,854,088
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Continental Resources* #	663	331,500
Total Common Stocks
(Cost $456,121,433)		548,636,816

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.2%	Strike price	to option	Value
Put Options
Ishares Russell
Midcap Fund	Aug. 2012 / $105	100,000	275,000
S&P 100 Index	July 2012 / $640	30,000	555,000
S&P 100 Index	Aug. 2012 / $600	50,000	350,000
Total Put Options
(premiums paid $2,499,500)			1,180,000

weitzfunds.com 21

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

CASH EQUIVALENTS — 5.5%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $31,493,807)	31,493,807	$31,493,807
Total Investments in Securities
(Cost $490,114,740)		581,310,623
Due From Broker(b) — 13.5%		77,624,612
Securities Sold Short — (12.9%)		(74,044,000)
Options Written — (0.6%)		(3,471,750)
Other Liabilities in Excess of Other Assets — (0.9%)		(5,120,144)
Net Assets — 100.0%		$576,299,341
Net Asset Value Per Share - Institutional Class		$12.39
Net Asset Value Per Share - Investor Class		$12.35

SECURITIES SOLD SHORT — (12.9%)
Ishares Russell 2000 Fund	320,000	(25,488,000)
Ishares Russell 2000 Value Fund	130,000	(9,150,700)
Ishares Russell Midcap Fund	180,000	(18,964,800)
SPDR S&P 500 ETF Trust	150,000	(20,440,500)
Total Securities Sold Short
(proceeds $73,023,229)		$(74,044,000)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Apache Corp.	July 2012 / $90	20,000	$(28,000)
Groupon, Inc.	Oct. 2012 / $10	300,000	(510,000)
Omnicare, Inc.	Sept. 2012 / $36	100,000	(52,500)
Valeant Pharmaceuticals
International, Inc.	Oct. 2012 / $50	50,000	(116,250)
Wells Fargo & Co.	July 2012 / $33	200,000	(204,000)
Wells Fargo & Co.	July 2012 / $34	200,000	(96,000)
			(1,006,750)
Uncovered Call Options
Ishares Russell
Midcap Fund	Aug. 2012 / $105	100,000	(292,500)
S&P 100 Index	Aug. 2012 / $600	50,000	(1,522,500)
			(1,815,000)
Put Options
Groupon, Inc.	Oct. 2012 / $8	300,000	(195,000)
Valeant Pharmaceuticals
International, Inc.	Oct. 2012 / $45	100,000	(455,000)
			(650,000)
Total Options Written
(premiums received $4,035,110)			$(3,471,750)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

22 Weitz Funds

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA;
David A. Perkins, CFA; & Andrew S. Weitz

In the second calendar quarter, the Research Fund (-2.4%), S&P 500 (-2.8%), Russell 3000 (-3.2%) and Russell 3000 Value (-2.3%) all gave back a portion of the prior quarter’s outsized gains. For the calendar year-to-date, the Fund returned +9.3% compared to +9.5% for the S&P 500, +9.3% for the Russell 3000, and +8.6% for the Russell 3000 Value.

The modest price declines for the full second quarter belie some larger amount of intra-quarter volatility. Increasingly divergent share price performance among some of the Fund’s holdings and watch-list names have begun to invite an increased level of portfolio repositioning. We invested an additional 3% of the Fund’s cash balance during the quarter.

We eliminated both of the Fund’s cable TV holdings during the quarter; Knology (+7%), following the announcement of its intended acquisition by WideOpenWest, and Comcast (+2%), as its share price approached our conservative notion of value. We likewise sold our entire positions in LabCorp (+1%), Lockheed Martin (-5%), SandRidge Energy (-21%) and Cisco Systems (-22%), in some cases realizing tax losses while shifting resources to investments with improved combinations of price-to-value and perceived risk.

The largest addition to the Fund was new holding KIT digital. The company is a provider of over-the-top streaming services to a global roster of blue-chip clients. We’d had modest previous interest, but a blossoming drama resulted in the ouster of KIT’s founder and a stock in free-fall. We initiated our position at a price we believe substantially discounts the value of the company, both as a going concern and to an acquirer.

Other recent additions to the portfolio include FTI Consulting, Iconix Brand Group and Apple. A portion of FTI’s fees are generated in areas related to financial restructuring and forensic accounting. A newly announced share repurchase program (exceeding 20% of the company’s current market capitalization) appears likely to bolster value per share, as would their counter-cyclical consultancies in the event of another recession. Iconix owns and manages a collection of well-known consumer brands that it licenses to retailers and manufacturers. The company’s stock sold off sharply following lowered earnings guidance, but rebounded from our purchase price and quickly proffered the third largest source of positive performance for the quarter. Finally, our recent repurchase of Apple marks the return of the consumer product wunderkind to the Fund following a brief and, in hindsight, likely undeserved hiatus. We are encouraged by the company’s increasingly shareholder-friendly approach to excess capital distribution.

The prospect of defense spending cuts continues to dog thermal and infrared imaging leader FLIR Systems (-23%) whose shares were the largest detractor from both second quarter and year-to-date results. After meeting with management, we remain confident in our investment thesis and further additions to the Fund’s holdings comprised the quarter’s second largest use of cash. Lowered company-specific expectations, flagging expectations for global growth, even fears of outright depression in Europe, have all combined to weigh upon the shares of Dell (-25%) and Valeant (-17%). We meaningfully added to our investment in each during the quarter.

Redbox owner Coinstar (+8%) was the largest positive contributor to both the quarter and year-to-date periods as the company detailed plans to roll out additional kiosk-based concepts. Timeshare exchange owner Interval Leisure (+10%) benefitted as the company solidified the refinance of its debt at substantially lower rates. Mortgage REIT Redwood Trust (+14%) and for-profit educator Grand Canyon (+18%) round out our list of quarterly benefactors. In each case, investors have grown increasingly aware of looming prospects for capital reinvestment at attractive returns.

While the Fund’s residual cash balances spent much of 2011 near 15% of net assets, they had increased to approximately 25% by the close of the December and March quarters. The second quarter of 2012 saw a marked increase in the invested level of the portfolio. An increasing number of the companies we follow are trading at more interesting valuations. While our interest is piqued, we are not yet feeling “greedy” and would welcome an opportunity to put the remainder of our cash reserve (21% of the Fund) to work.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes, and turnover within the Fund.

New and Eliminated Securities for Quarter Ended June 30, 2012
New Purchases ($000’s)	Eliminations ($000’s)
KIT digital	$615	Knology	$302
FTI Consulting	467	Comcast	258
Apple	229	Laboratory Corp. of America	257
Iconix Brand Group	193	Lockheed Martin	219
		Cisco Systems	182
		Sandridge Energy	159

weitzfunds.com 23

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Research	-2.4%	10.3%	20.9%	3.3%	6.4%
S&P 500	-2.8	5.4	16.4	0.2	4.1
Russell 3000	-3.2	3.8	16.7	0.4	4.5
Russell 3000 Value	-2.3	2.6	15.9	-2.1	3.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through June 30, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011	4.2	2.1	2.1
2012 (6/30/12)	9.3	9.5	-0.2
Since Inception:
Cumulative
Return	56.6	34.2	22.4
Avg. Annual
Return	6.4	4.1	2.3

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.85% (gross) and 0.92% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2013. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 53 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar, Inc.	9.5%
FLIR Systems, Inc.	5.5
Berkshire Hathaway, Inc. - CL B	4.8
Southwestern Energy Co.	4.3
Microsoft Corp.	4.2
Valeant Pharmaceuticals International, Inc.	4.2
National CineMedia, Inc.	4.0
KIT digital, Inc.	3.9
Dell, Inc.	3.4
Google, Inc. - CL A	3.3
% of Net Assets	47.1%

Industry Sectors
Information Technology	28.6%
Consumer Discretionary	25.0
Financials	9.1
Health Care	5.3
Energy	4.3
Industrials	4.2
Consumer Staples	2.4
Cash Equivalents/Other	21.1
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Coinstar, Inc.	8.0%	9.5%	0.82%
Interval Leisure Group, Inc.	9.9	2.5	0.33
Iconix Brand Group, Inc.	0.5	1.1	0.30
Grand Canyon Education, Inc.	17.9	1.2	0.23
Redwood Trust, Inc.	13.8	1.6	0.21

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
FLIR Systems, Inc.	(22.7)%	4.9%	(1.19)%
Google, Inc. - CL A	(9.5)	4.4	(0.51)
Valeant Pharmaceuticals International, Inc.	(16.6)	2.5	(0.40)
Dell, Inc.	(24.6)	2.1	(0.37)
Cisco Systems, Inc.	(18.5)	1.0	(0.32)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 25

RESEARCH FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

COMMON STOCKS — 78.9%	Shares	Value
Information Technology — 28.6%
Internet Software & Services — 8.7%
KIT digital, Inc.*	145,906	$625,937
Google, Inc. - CL A*	906	525,543
XO Group, Inc.*	28,628	253,930
		1,405,410
Computers & Peripherals — 6.3%
Dell, Inc.*	43,852	549,027
Hewlett-Packard Co.	11,920	239,711
Apple Inc.*	400	233,600
		1,022,338
Software — 5.7%
Microsoft Corp.	22,329	683,044
Oracle Corp.	7,989	237,273
		920,317
Electronic Equipment & Instruments — 5.5%
FLIR Systems, Inc.	45,493	887,114
IT Services — 1.2%
Accenture plc - CL A	3,300	198,297
Semiconductors — 1.2%
Texas Instruments, Inc.	6,700	192,223
		4,625,699
Consumer Discretionary — 25.0%
Specialized Consumer Services — 9.5%
Coinstar, Inc.*	22,462	1,542,241
Advertising — 4.0%
National CineMedia, Inc.	42,799	649,261
Hotels, Restaurants & Leisure — 3.2%
Interval Leisure Group, Inc.	26,810	509,658
Education Services — 2.6%
Grand Canyon Education, Inc.*	10,300	215,682
ITT Educational Services, Inc.*	3,270	198,653
		414,335
Movies & Entertainment — 1.5%
The Walt Disney Co.	5,000	242,500
Textiles, Apparel & Luxury Goods — 1.5%
Iconix Brand Group, Inc.*	13,500	235,845
Multiline Retail — 1.4%
Target Corp.	4,000	232,760
Internet & Catalog Retail — 1.3%
Liberty Interactive Corp. - Series A*	11,900	211,701
		4,038,301
Financials — 9.1%
Property & Casualty Insurance — 4.8%
Berkshire Hathaway, Inc. - CL B*	9,257	771,386
Insurance Brokers — 2.6%
Aon plc - CL A	8,930	417,745
Mortgage REIT’s — 1.7%
Redwood Trust, Inc.	21,887	273,150
		1,462,281

	Shares	Value
Health Care — 5.3%
Pharmaceuticals — 4.2%
Valeant Pharmaceuticals International, Inc.*	15,030	$673,194
Health Care Services — 1.1%
Omnicare, Inc.	5,620	175,513
		848,707
Energy — 4.3%
Oil & Gas Exploration & Production — 4.3%
Southwestern Energy Co.*	21,669	691,891
Industrials — 4.2%
Research & Consulting Services — 3.0%
FTI Consulting, Inc.*	16,696	480,010
Commercial Services & Supplies — 1.2%
Republic Services, Inc.	7,500	198,450
		678,460
Consumer Staples — 2.4%
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	4,670	218,229
Personal Products — 1.0%
Avon Products, Inc.	10,300	166,963
		385,192
Total Common Stocks
(Cost $11,402,202)		12,730,531

CASH EQUIVALENTS — 22.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $3,656,307)	3,656,307	3,656,307
Total Investments in Securities
(Cost $15,058,509)		16,386,838
Other Liabilities in Excess of Other Assets — (1.5%)		(237,516)
Net Assets — 100.0%		$16,149,322
Net Asset Value Per Share		$10.46

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.

26 Weitz Funds

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned +0.5% in the second calendar quarter, compared with a -4.1% return for the Russell 2500. For the first half of the year, the Fund returned +10.8%, compared with +8.3% for the Russell 2500. Although relative and absolute results year to date have been favorable, we recognize that short-term performance can be volatile and prefer to focus on long-term measures of performance.

Many of our investments that were most impactful to this quarter’s results were also the largest contributors to year-to-date performance. Redwood Trust (+14% in the second quarter, +28% year-to-date) has become more active, finding more attractive investment opportunities for its capital. At quarter end, the company was also continuing its efforts to restart the jumbo residential mortgage securitization market by working on its third such offering of the year. Interval Leisure Group (+10% in the second quarter, +40% year-to-date) recently closed a new credit facility that greatly improves its overall cost of borrowings and will consequently lift the company’s earnings power.

The Fund’s largest detractors from performance in the quarter and year-to-date periods were SandRidge Energy and FLIR Systems. As we have written in the past, SandRidge (-15% in the second quarter, -18% year-to-date) is one of the Fund’s largest and most volatile holdings. Management continues to make strides in shoring up both its balance sheet and funding needs for future drilling activity. Despite these positive moves, skeptics remain. Combined with May’s steep decline in oil prices, shares declined in the quarter. We remain patient owners and have added to our holdings as we wait for management’s moves to be recognized. FLIR Systems (-23% in the second quarter, -22% year-to-date), the leader in thermal and infrared imaging, declined as investors attempt to size the impact of potential budget cuts at the U.S. Department of Defense. After meeting with management, we remain confident in our investment thesis and have increased our holdings.

Portfolio activity was tilted toward sales during the second quarter, including reductions in our holdings of Prestige Brands and Ascent Capital Group. Takeover offers led to the elimination of two portfolio holdings, Avon Products and Knology. We sold our shares of Avon as the stock approached Coty’s $23.25 offering price. We also closed our successful investment in regional cable company Knology, as it prepared to be acquired by private equity investors. Partially offsetting these sales were additions to our holdings of National CineMedia, Iconix Brand Group, SandRidge Energy, and FLIR Systems.

The Fund initiated two new positions in the quarter. U.S. Silica Holdings is a leading supplier of sand used in the oil and gas drilling technique called hydraulic fracturing, or “fracking.” Drillers create fractures in rock formations below the Earth’s surface, then prop them open by injecting sand or ceramic particles (known as “proppants”) into the cracks, allowing oil and gas molecules to flow through. The decline in natural gas prices has led to reduced drilling activity and dampened investor enthusiasm for energy-related investments across the board. However, even at reduced levels of drilling, high-grade sand remains in a state of under-supply. U.S. Silica is a low-cost producer with best-in-class logistics that make them a supplier of choice for this essential ingredient in the drilling process.

KIT digital is a provider of over-the-top streaming media software and services for entertainment companies and pay TV distributors around the globe. The company is in a period of significant transition: its founder and senior management team were ousted and new management is refocusing on its core IP video business. Meanwhile, the board’s strategic transaction committee is evaluating options for the company’s future, including a potential sale of the company entirely. Despite the ongoing drama, our conversations with industry participants suggest that the company’s underlying services remain valuable to customers. Although the situation remains volatile, we believe there are a number of possible positive outcomes from the current, distressed stock price.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $4.5 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 38% of net assets. Hickory’s residual cash position was 29% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended June 30, 2012
New Purchases ($mil)		Eliminations ($mil)
KIT digital	$2.6	Knology	$11.5
U.S Silica Holdings	0.8	Avon Products	2.4

weitzfunds.com 27

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	0.5%	3.5%	23.1%	0.7%	6.8%	7.4%
Russell 2500	-4.1	-2.3	19.1	1.2	8.0	7.6
Russell 2500 Value	-3.0	-1.5	18.8	-0.2	7.5	8.3
S&P 500	-2.8	5.4	16.4	0.2	5.3	4.8

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2002 through June 30, 2012, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011	1.5	2.1	-0.6
2012 (6/30/12)	10.8	9.5	1.3
Since Inception:
Cumulative
Return	541.2	338.7	202.5
Avg. Annual
Return	10.1	8.0	2.1

Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

The following chart depicts the change in the value of $10,000 investment in the Hickory Fund for the period June 30, 2008 through June 30, 2012, as compared with the growth of the Russell 2500 Index during the same period.

Year	Hickory (1)	Russell 2500 (2)	Relative Results (1)-(2)
2008 (7/1/08)	-28.9%	-31.2%	2.3%
2009	36.5	34.4	2.1
2010	38.7	26.7	12.0
2011	1.5	-2.5	4.0
2012 (6/30/12)	10.8	8.3	2.5
Since 7/1/08:
Cumulative
Return	51.4	23.7	27.7
Avg. Annual
Return	10.9	5.5	5.4

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 53 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media Corp. - Liberty Capital - Series A	5.0%
SandRidge Energy, Inc.	4.2
Redwood Trust, Inc.	4.0
National CineMedia, Inc.	4.0
Live Nation Entertainment, Inc.	3.6
Liberty Interactive Corp. - Series A	3.6
Laboratory Corp. of America Holdings	3.5
Interval Leisure Group, Inc.	3.4
Omnicare, Inc.	3.3
Liberty Global, Inc. - Series C	3.3
% of Net Assets	37.9%

Industry Sectors
Consumer Discretionary	29.6%
Financials	12.3
Materials	8.6
Health Care	6.8
Information Technology	5.4
Energy	4.2
Industrials	2.9
Consumer Staples	1.0
Telecommunication Services	0.7
Cash Equivalents/Other	28.5
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Redwood Trust, Inc.	13.8%	3.9%	0.52%
Ascent Capital Group, Inc. - CL A	9.4	3.4	0.34
Interval Leisure Group, Inc.	9.9	3.2	0.32
Brown & Brown, Inc.	15.0	1.8	0.26
Tree.com, Inc.	50.5	0.5	0.24

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
FLIR Systems, Inc.	(22.7)%	3.3%	(0.82)%
SandRidge Energy, Inc.	(14.6)	4.2	(0.65)
Omnicare, Inc.	(12.0)	3.7	(0.49)
Liberty Interactive Corp. - Series A	(6.8)	3.7	(0.29)
KIT digital, Inc.	(40.4)	0.4	(0.24)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 29

HICKORY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

COMMON STOCKS — 71.5%	Shares	Value
Consumer Discretionary — 29.6%
Broadcasting — 6.1%
Liberty Media Corp. -
Liberty Capital - Series A*	190,000	$16,702,900
Cumulus Media, Inc. - CL A*	1,200,000	3,612,000
		20,314,900
Advertising — 4.0%
National CineMedia, Inc.	880,000	13,349,600
Movies & Entertainment — 3.6%
Live Nation Entertainment, Inc.*	1,301,100	11,944,098
Internet & Catalog Retail — 3.6%
Liberty Interactive Corp. - Series A*	670,000	11,919,300
Cable & Satellite — 3.6%
Liberty Global, Inc. - Series C*	230,200	10,992,050
CIBL, Inc.#	1,005	829,110
		11,821,160
Hotels, Restaurants & Leisure — 3.4%
Interval Leisure Group, Inc.	600,000	11,406,000
Textiles, Apparel & Luxury Goods — 3.3%
Iconix Brand Group, Inc.*	625,000	10,918,750
Specialized Consumer Services — 2.0%
Coinstar, Inc.* (c)	96,700	6,639,422
		98,313,230
Financials — 12.3%
Insurance Brokers — 5.7%
Aon plc - CL A	190,000	8,888,200
Brown & Brown, Inc.	230,000	6,272,100
Willis Group Holdings Ltd.	100,000	3,649,000
		18,809,300
Mortgage REIT’s — 4.0%
Redwood Trust, Inc.	1,070,000	13,353,600
Property & Casualty Insurance — 1.9%
CNA Financial Corp.	230,000	6,375,600
Thrifts & Mortgage Finance — 0.7%
Tree.com, Inc.*	200,000	2,288,000
		40,826,500
Materials — 8.6%
Construction Materials — 6.6%
Martin Marietta Materials, Inc.	110,000	8,670,200
Texas Industries, Inc.	172,400	6,725,324
Eagle Materials, Inc.	175,000	6,534,500
		21,930,024
Metals & Mining — 2.0%
Compass Minerals International, Inc.	75,840	5,785,075
U.S. Silica Holdings, Inc.*	69,887	786,928
		6,572,003
		28,502,027

	Principal
	amount
	or shares	Value
Health Care — 6.8%
Health Care Services — 6.8%
Laboratory Corp. of America Holdings*	125,000	$11,576,250
Omnicare, Inc.	355,000	11,086,650
		22,662,900
Information Technology — 5.4%
Electronic Equipment & Instruments — 3.2%
FLIR Systems, Inc.	550,000	10,725,000
Internet Software & Services — 2.2%
XO Group, Inc.*	640,000	5,676,800
KIT digital, Inc.*	412,100	1,767,909
		7,444,709
		18,169,709
Energy — 4.2%
Oil & Gas Exploration & Production — 4.2%
SandRidge Energy, Inc.*	2,100,000	14,049,000
Industrials — 2.9%
Commercial Services & Supplies — 2.9%
Ascent Capital Group, Inc. - CL A*	182,967	9,468,542
Consumer Staples — 1.0%
Personal Products — 1.0%
Prestige Brands Holdings, Inc.*	200,000	3,162,000
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
LICT Corp.* #	1,005	2,110,500
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,256,828
Total Common Stocks
(Cost $192,017,710)		237,410,736

CASH EQUIVALENTS — 28.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	4,493,688	4,493,688
U.S. Treasury Bills, 0.06% to 0.10%,
7/12/12 to 9/13/12(b)	$90,000,000	89,994,071
Total Cash Equivalents
(Cost $94,483,967)		94,487,759
Total Investments in Securities
(Cost $286,501,677)		331,898,495
Options Written — (0.1%)		(272,610)
Other Assets Less Other Liabilities — 0.1%		283,439
Net Assets — 100.0%		$331,909,324
Net Asset Value Per Share		$42.73

30 Weitz Funds

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Coinstar, Inc.	July 2012 / $62.50	24,900	$(159,360)
Coinstar, Inc.	July 2012 / $65	25,000	(113,250)

Total Options Written
(premiums received $256,504)			$(272,610)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund declined -1.4% in the second calendar quarter, compared to a -1.0% loss for the Blended Index. The stock market remained volatile as investors reacted to a stream of headlines out of Europe in particular. Our consumer-oriented businesses, especially those with steady demand for their products and services, were in favor. Brewer Anheuser-Busch InBev (+12%), cable provider Comcast (+8%) and spirits producer Diageo (+7%) contributed to results in a challenging market. The Walt Disney Company (+11%) also rose after posting strong quarterly results at its media networks and theme parks.

Our technology and health-care investments, on the other hand, were decidedly out-of-favor. FLIR Systems (-23%) declined due to investor fears over defense spending cutbacks and commercial growth prospects for the company’s infrared and thermal-imaging equipment. We met with FLIR’s management during the quarter, re-checked our investment assumptions, and added to our position. Dell (-25%) fell to the lower end of a broad trading range after releasing mildly disappointing first-quarter results. We bought more shares under $12 late in the quarter, after selling shares above $17.50 back in February. For a company with $2.00 of earnings per share and an improving strategic direction, we don’t mind buying low and selling high over-and-over when the market provides the opportunity. Valeant Pharmaceuticals (-17%) retraced its first-quarter gains largely due to organic growth concerns that we think are unfounded. Dave Perkins describes the compelling investment thesis for Valeant in the Analyst Corner.

For the calendar year-to-date, the Fund returned +6.0% compared to a +6.6% return for the Blended Index. National CineMedia (+26%) rebounded as the advertising outlook for the business improved meaningfully over last fall. Anheuser-Busch InBev (+33%) increased as the company announced plans to acquire the other half of Mexican brewer Grupo Modelo, whose crown jewel is the Corona Extra brand. Redwood Trust (+28%) rose from depressed levels after reporting an active and productive first quarter. As June came to a close, the company was working to complete its third jumbo mortgage securitization of the year. Omnicare (-9%) declined when the relatively new CEO left the company sooner than expected. We think Omnicare’s strategy and operations remain on track. The interim CEO is a steady hand and a capable candidate for the permanent position. Finally, our bonds continued to deliver muted returns due to our intentionally conservative positioning.

Portfolio activity was light during the quarter. We did not buy any new stocks, and Wal-Mart Stores was our only outright equity sale. Wal-Mart has been a solid investment for the Fund over the past seven years. Every investment is a distinct blend of business value, stock price and, ultimately, people. We often say that value investors can rarely have it all. Wal-Mart has a deep and unique culture, one that has never been our favorite. The recent Mexican bribery allegations, for example, were disheartening. With the stock trading at a relatively high price-to-value, we decided to sell the position. We will continue to monitor Wal-Mart’s business, and we may be willing to own the company again at the right price. In other activity, we added to our FLIR Systems and Dell holdings. We also sold our one-year JPMorgan Chase bonds to buy U.S. Bank and American Express Credit bonds with two- to three-year maturities and slightly more yield. Most positions remained unchanged.

The Fund’s asset allocation is 47% stocks, 15% bonds and 38% residual cash. This relatively cautious position reflects our view that it is time to be more selective. While we do not have a strong macro opinion, we do think that the range of possible earnings trajectories for 2013-2014 is fairly wide. As such, it makes sense to demand an even larger margin of safety for new investments. We have an increasing number of on-deck ideas that are reasonably attractive, but we are waiting for truly compelling investment opportunities. We expect those to surface in stocks before bonds. Backward looking bond returns have been terrific, but prospective returns are meager. We will continue to focus on shorter maturity, higher-quality bonds until the risk/reward balance shifts. As always, we believe that patience and discipline will be amply rewarded over time.

New and Eliminated Stocks for Quarter Ended June 30, 2012
New Purchases ($mil)	Eliminations ($mil)
None	Wal-Mart Stores	$0.8

32 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	2.6%
Laboratory Corp. of America Holdings	2.4
Anheuser-Busch InBev SA/NV - Sponsored ADR	2.3
FLIR Systems, Inc.	2.2
Valeant Pharmaceuticals International, Inc.	2.2
Redwood Trust, Inc.	2.1
Aon plc - CL A	2.1
Google, Inc. - CL A	2.0
Martin Marietta Materials, Inc.	1.9
United Parcel Service, Inc. - CL B	1.8
% of Net Assets	21.6%

Industry Sectors
Information Technology	9.3%
Consumer Discretionary	8.9
Financials	8.0
Health Care	5.7
Consumer Staples	5.4
Industrials	3.7
Materials	3.4
Energy	2.1
Total Common Stocks	46.5
Cash Equivalents/Other	38.2
Corporate Bonds	10.3
Mortgage-Backed & Asset-Backed Securities	4.6
Taxable Municipal Bonds	0.4
Total Bonds & Cash Equivalents	53.5
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Redwood Trust, Inc.	13.8%	2.0%	0.27%
Anheuser-Busch InBev SA/NV - Sponsored ADR	11.5	2.1	0.25
The Walt Disney Co.	10.8	1.6	0.18
Comcast Corp. - CL A Special	7.5	1.5	0.12
Diageo plc - Sponsored ADR	6.8	1.5	0.11

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
FLIR Systems, Inc.	(22.7)%	2.2%	(0.53)%
Valeant Pharmaceuticals International, Inc.	(16.6)	2.2	(0.39)
Google, Inc. - CL A	(9.5)	2.1	(0.21)
Dell, Inc.	(24.6)	0.9	(0.20)
Texas Instruments, Inc.	(14.2)	1.2	(0.19)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

weitzfunds.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

COMMON STOCKS — 46.5%	Shares	Value
Information Technology — 9.3%
Electronic Equipment & Instruments — 2.2%
FLIR Systems, Inc.	100,000	$1,950,000
Internet Software & Services — 2.0%
Google, Inc. - CL A*	3,000	1,740,210
Computers & Peripherals — 1.4%
Dell, Inc.*	100,000	1,252,000
Software — 1.4%
Microsoft Corp.	40,000	1,223,600
Semiconductors — 1.2%
Texas Instruments, Inc.	35,000	1,004,150
IT Services — 1.1%
Accenture plc - CL A	16,000	961,440
		8,131,400
Consumer Discretionary — 8.9%
Advertising — 2.9%
National CineMedia, Inc.	100,000	1,517,000
Omnicom Group, Inc.	20,000	972,000
		2,489,000
Movies and Entertainment — 1.8%
The Walt Disney Co.	32,000	1,552,000
Multiline Retail — 1.5%
Target Corp.	22,500	1,309,275
Cable & Satellite — 1.4%
Comcast Corp. - CL A Special	40,000	1,256,000
Internet & Catalog Retail — 1.3%
Liberty Interactive Corp. - Series A*	65,000	1,156,350
		7,762,625
Financials — 8.0%
Property & Casualty Insurance — 2.6%
Berkshire Hathaway, Inc. - CL B*	27,000	2,249,910
Mortgage REIT’s — 2.1%
Redwood Trust, Inc.	150,000	1,872,000
Insurance Brokers — 2.1%
Aon plc - CL A	40,000	1,871,200
Commercial Banks — 1.2%
Wells Fargo & Co.	30,000	1,003,200
		6,996,310
Health Care — 5.7%
Health Care Services — 3.5%
Laboratory Corp. of America Holdings*	23,000	2,130,030
Omnicare, Inc.	30,000	936,900
		3,066,930
Pharmaceuticals — 2.2%
Valeant Pharmaceuticals International, Inc.*	42,000	1,881,180
		4,948,110
Consumer Staples — 5.4%
Beverages — 3.8%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	25,000	1,991,250
Diageo plc - Sponsored ADR	13,000	1,339,910
		3,331,160
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	30,000	1,401,900
		4,733,060

	Shares	Value
Industrials — 3.7%
Air Freight & Logistics — 1.8%
United Parcel Service, Inc. - CL B	20,000	$1,575,200
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	10,000	870,800
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	30,000	793,800
		3,239,800
Materials — 3.4%
Construction Materials — 3.0%
Martin Marietta Materials, Inc.	21,000	1,655,220
Eagle Materials, Inc.	25,000	933,500
		2,588,720
Metals & Mining — 0.4%
Compass Minerals International, Inc.	5,000	381,400
		2,970,120
Energy — 2.1%
Oil & Gas Exploration & Production — 2.1%
Apache Corp.	12,000	1,054,680
Southwestern Energy Co.*	25,000	798,250
		1,852,930
Total Common Stocks
(Cost $32,402,289)		40,634,355

	Principal
CORPORATE BONDS — 10.3%	amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	695,144
1.75% 6/12/15	500,000	506,040
Comcast Corp.
6.5% 1/15/15	300,000	338,595
4.95% 6/15/16	193,000	216,862
10.875% 11/15/16
(Universal City Development)	200,000	235,279
Dell, Inc.
5.625% 4/15/14	250,000	270,593
Hewlett-Packard Co.
6.0% 8/01/13	670,000	703,333
4.75% 6/02/14	750,000	793,330
Liberty Interactive LLC
5.7% 5/15/13	750,000	770,625
Markel Corp.
6.8% 2/15/13	750,000	773,150
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	250,000
7.5% 4/01/14	120,000	133,098
TE Connectivity Ltd.
5.95% 1/15/14	449,000	478,775
U.S. Bank N.A.
4.95% 10/30/14	500,000	544,066
WellPoint, Inc.
6.0% 2/15/14	250,000	269,041

34 Weitz Funds

	Principal
	amount	Value
Wells Fargo & Co.
4.375% 1/31/13	750,000	$766,556
0.84585% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	537,427
0.67585% 5/16/16 Floating Rate Security	250,000	238,609
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	500,000	505,940
Total Corporate Bonds
(Cost $8,690,708)		9,026,463

MORTGAGE-BACKED SECURITIES — 4.0%(c)
Federal Home Loan Mortgage Corporation — 0.9%
Collateralized Mortgage Obligations — 0.9%
2831 CL AB — 5.0% 2018 (0.3 years)	18,166	18,350
2542 CL LD — 5.0% 2022 (0.3 years)	49,186	49,662
2926 CL AB — 5.0% 2019 (0.5 years)	87,195	88,868
2627 CL LE — 3.0% 2017 (0.7 years)	136,749	138,887
3649 CL BW — 4.0% 2025 (2.7 years)	500,000	526,534
		822,301
Federal National Mortgage Association — 1.6%
Collateralized Mortgage Obligations — 0.9%
2002-91 CL QG — 5.0% 2018 (1.8 years)	353,925	380,073
2003-9 CL DB — 5.0% 2018 (1.8 years)	350,672	376,942
		757,015
Pass-Through Securities — 0.7%
995755 — 4.5% 2024 (2.7 years)	164,688	176,690
AB1769 — 3.0% 2025 (2.8 years)	406,448	428,524
		605,214
		1,362,229
Non-Government Agency — 1.5%
Collateralized Mortgage Obligations — 1.5%
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.8 years)	469,743	478,359
SEMT 2011-1 CL A1 — 4.125% 2041
(1.1 years)	203,939	208,998
Chase 2004-S1 CL A6 — 4.5% 2019
(2.0 years)	100,404	96,221
SEMT 2012-1 CL 1A1 — 2.865% 2042
(4.4 years)	469,344	475,367
		1,258,945
Total Mortgage-Backed Securities
(Cost $3,320,315)		3,443,475

ASSET-BACKED SECURITIES — 0.6%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.84175% 2019 Floating Rate Security
(3.9 years)(d)	500,000	504,851
(Cost $500,000)

	Principal
TAXABLE MUNICIPAL	amount
BONDS — 0.4%	or shares	Value
University of California 4.85% 5/15/13
(Cost $299,617)	300,000	$311,331

CASH EQUIVALENTS — 37.8%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,015,519	1,015,519
U.S. Treasury Bills, 0.06% to 0.11%,
7/12/12 to 9/13/12(b)	$32,000,000	31,998,338
Total Cash Equivalents
(Cost $33,012,853)		33,013,857
Total Investments in Securities
(Cost $78,225,782)		86,934,332
Other Assets Less Other Liabilities — 0.4%		317,847
Net Assets — 100.0%		$87,252,179
Net Asset Value Per Share		$12.21

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

weitzfunds.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA
The Short-Intermediate Income Fund-Institutional Class returned +0.5% in the second calendar quarter, compared to a +1.5% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. Our Fund’s shorter average maturity and duration and low exposure to U.S. Treasury bonds were the principal reasons for trailing the index results. For the calendar year-to-date, the Institutional Class returned +2.0% compared to +2.1% for the BCIGC. The performance information following this discussion shows returns for the Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary
For the third year in a row, news from Europe grabbed headlines and impacted both U.S. equity and fixed-income markets. Greece’s untenable and still unresolved debt position took a back seat to concerns that much larger countries, particularly Spain, were being pulled into the Euro crisis vortex. Like Greece a year ago, European countries agreed to bail out Spain’s banking system in exchange for austerity measures and tax increases. While news of the European aid package for Spain and a subsequent Euro summit did temporarily staunch contagion fears, the underlying problem of excess debt (a proverbial Gordian Knot) has not been resolved by solutions that appear longer in words than action.

Primarily as a result of the European angst, U.S. Treasury bonds were the performance winners in the second quarter as investors sought perceived safety and soundness as opposed to risk assets, particularly the debt of fiscally challenged Euro countries. Interest rates declined and prices rose all across the Treasury curve. The yield for 5-year Treasury bonds declined more than 25 basis points (a basis point represents one one-hundredth of a percentage point) during the quarter to approximately three-fourths of one-percent. The 10-year Treasury yield fell below 2% during the quarter, closing at 1.7% on June 30. With year-over-year inflation running at 2.3%, as measured by the latest Consumer Price Index reading, investors in U.S.

Treasury bonds continue to accept negative real returns on their investment (a real return is the nominal return on an investment, less the reduction in its value as a result of inflation). While it’s plausible that inflation statistics will continue to moderate or decline going forward (e.g. Ben Bernanke, speaking for the Federal Reserve, has labeled inflation “transitory”), the prospects for negative real returns for U.S. Treasury bond investors out through 5 years, at today’s interest rates, seem quite real.

Despite a rise in risk aversion among investors, most corporate bond segments generated positive results in the quarter as they benefited from the rally in U.S. Government bonds. Corporate bonds were unable, however, to keep pace with their Treasury counterparts as spreads widened modestly during the quarter. Below investment-grade, or high-yield bond spreads widened the most in the quarter, yet still generated positive results. A broad measure of investment-grade corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Bank of America Merrill Lynch increased to 215 basis points as of June 30, up 23 basis points in the quarter.

Fund Review
A large majority of Fund investments (more than 75%) contributed to results in the quarter. Contributors were broad based but concentrated. The top 10 performers generated nearly half of the net contribution to Fund results with the bonds of Expedia, Markel Corporation, Mohawk Industries, Comcast Corporation, Willis Group Holdings and Petrohawk/BHP leading the way. Our equity-oriented investment in Redwood Trust (+13.7%) provided the largest contribution to results in the quarter. Redwood continues to strengthen its franchise value in both the residential and commercial mortgage market. The company remains uniquely positioned to benefit from the improvement in the private mortgage securitization market and is a patient, value-oriented investor focused on generating long-term cash flows. Given Redwood’s investment prospects and stock valuation (near book value and a dividend yield of over 7%), we believe this investment can continue to generate positive contributions to Fund results in the quarters and years to come.

36 Weitz Funds

Detractors from Fund performance were modest and included a portion of our agency mortgage-backed security (MBS) investments as prepayments have surged in response to the decline in interest rates. Our decision to retain a meaningful cash/reserve position and our overall low portfolio duration were also limiters to Fund results in the quarter.

Investment activity declined from the first quarter of 2012 as fewer qualifying investment candidates were identified. New investments to highlight include additions to the Fund’s bond holdings in Markel Corporation and Washington Post. We initiated an approximately 1% investment in the 6- to 7-year bonds of Range Resources, an independent oil and gas company that owns one of the largest (and arguably highest quality) oil shale acreage positions in North America. Range’s cost structure has consistently been one of the lowest in the industry. The company’s simple capital structure, transparent balance sheet and conservative management team is a strong combination for credit investors. We believe our investment in Range will provide strong income returns of 4% to 6% over our investment horizon.

We also initiated an investment in our first commercial mortgage-backed security (CMBS) as we leveraged the expertise of our newest Weitz Funds team member, Nolan Anderson. Our approximately 1% investment consists of a pool of 146 commercial mortgage loans originated in 2006. We believe our structurally senior position with credit support of more than 30% in this nearly $2 billion pool of loans provides negligible risk of principal loss and modest risk of early principal repayment. After stress testing different payoff scenarios, we became reasonably confident our investment would earn approximately 2% to 3.5% over its expected 12- to 24-month holding period. While this type of CMBS opportunity is scarce in today’s environment, we believe it possesses the credit quality and cash flow characteristics that uniquely fit our Fund’s short average life profile.

Turning to portfolio metrics, the average life and duration of the Fund were mostly unchanged during the quarter. The average maturity increased to 3.1 from 3.0 years while the average duration was unchanged at 1.9 years. The average coupon declined modestly to 4.0% from 4.1%. Sector weightings were mostly unchanged during the quarter.

In closing, the chart on the following page, courtesy of JP Morgan, provides a “picture” that might be “worth a thousand words.” It chronicles 10+ years of data on the high grade (investment grade) corporate bond market between 2000 and June of this year. The graph on the left highlights the spread (yield above U.S. Treasury bonds) that investors have demanded over this long horizon for owning the credit risk inherent in a broad cross section of investment grade corporate bonds. It is noteworthy to see the clear disconnect that occurred during the credit crisis that peaked in early 2009 when credit spreads were their widest (nearly 6%) but also how today’s spread environment is close to where it was over ten years ago (another recession year) at approximately 2.1% or 210 basis points. One could reasonably conclude that while credit spreads are not as “cheap” as they were, they also do not appear “expensive” relative to their 10-year path. The chart on the right, however, displays the nominal returns over this time period and highlight’s today’s challenge. While credit spreads appear comparable to where they were ten years ago, an investor’s prospective nominal return (yield) is more than 3% less as the base rate upon which all credit is priced (U.S. Treasury yields) has materially declined.

We continue to believe today’s low nominal interest rate and average, at best, credit spread environment provide little protection against any inflationary shocks or potential re-pricing (higher) of credit risk. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

Fund Strategy Revisited
Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity due diligence.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) than the BCIGC. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

For a small portion of our portfolio (currently about 10% but never greater than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

38 Weitz Funds

	Total Return	Average Annual Total Returns
							Since
	1Year	3 Year	5 Year	10 Year	15 Year	20 Year	Inception
Short-Intermediate Income Fund -Institutional Class	2.3%	4.4%	5.2%	4.7%	5.2%	5.4%	6.0%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	5.4	5.8	6.0	5.1	5.8	6.0	6.7
1-5 Year U.S. Government/Credit	2.5	3.6	4.7	4.1	5.1	5.3	6.1
1-3 Year U.S. Government/Credit	1.1	2.3	3.7	3.4	4.5	4.8	5.6

See page 4 for additional performance disclosures.

*	The Barclays Capital 1-5 Year Index consists of the 1-5 year component of the BCIGC Index.
**	The Barclays Capital 1-3 Year Index consists of the 1-3 year component of the BCIGC Index.

weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury	11.4%
U.S. Government Agency Mortgage Related Securities(b)	32.0
Aaa/AAA	4.6
Aa/AA	9.6
A/A	11.3
Baa/BBB	18.8
Ba/BB	6.8
B/B	1.3
Common Stocks	1.7
Cash & Other	2.5
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	41.6%
Mortgage-Backed Securities	34.7
Cash Equivalents/Other	9.1
U.S. Treasury	4.8
Government Agency	4.8
Taxable Municipal Bonds	1.7
Common Stocks	1.7
Commercial Mortgage-Backed Securities	0.9
Asset-Backed Securities	0.7
Net Assets	100.0%

Financial Attributes
Average Maturity	3.1 years
Average Duration	1.9 years
Average Coupon	4.0%
30-Day SEC Yield at 6-30-12 - Institutional Class	1.5%
30-Day SEC Yield at 6-30-12 - Investor Class	1.3%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	3.6%
JP Morgan Chase & Co.	3.4
Markel Corp.	2.5
MetLife, Inc.	2.2
Comcast Corp.	2.1

Maturity Distribution
Cash Equivalents/Other	9.1%
Less than 1 Year	13.6
1 to 3 Years	40.5
3 to 5 Years	24.0
5 to 7 Years	8.5
7 to 10 Years	2.4
10 Years or more	0.2
Common Stocks	1.7
Net Assets	100.0%

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s and S&P. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior debentures are currently rated Aaa and AA+ by Moody’s & S&P, respectively.

(c)	Percent of net assets

40 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

	Principal
CORPORATE BONDS — 41.6%	amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$5,000,000	$5,070,625
Credit Corp. 7.3% 8/20/13	3,782,000	4,044,671
FSB Bank 5.55% 10/17/12	1,609,000	1,631,656
FSB Bank 6.0% 9/13/17	2,500,000	2,955,813
8.125% 5/20/19	1,000,000	1,333,452
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,470,136
Aon plc
7.375% 12/14/12	10,879,000	11,175,964
3.5% 9/30/15	5,000,000	5,229,135
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,377,709
Bank of America Corp.
5.125% 11/15/14	14,080,000	14,694,043
4.5% 4/01/15	10,000,000	10,314,250
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,031,092
4.6% 5/15/13	3,000,000	3,104,787
4.625% 10/15/13	2,129,000	2,236,747
1.5% 1/10/14	500,000	507,372
4.85% 1/15/15	1,500,000	1,651,359
1.6% 5/15/17	1,000,000	1,008,138
5.4% 5/15/18	5,000,000	5,912,600
4.25% 1/15/21	1,000,000	1,102,532
Boston Properties LP
5.625% 4/15/15	2,000,000	2,207,512
5.875% 10/15/19	4,000,000	4,617,964
Comcast Corp.
10.625% 7/15/12	2,000,000	2,005,172
6.5% 1/15/15	2,081,000	2,348,723
4.95% 6/15/16	8,590,000	9,652,042
10.875% 11/15/16
(Universal City Development)	10,825,000	12,734,465
5.15% 3/01/20	3,000,000	3,488,265
Dell, Inc.
5.625% 4/15/14	1,250,000	1,352,962
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,407,327
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,148,004
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,990,417
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,037,359
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,260,740
Ford Motor Credit Co. LLC
4.207% 4/15/16(d)	5,000,000	5,196,420
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,237,170
2.25% 11/09/15	6,181,000	6,311,475
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,286,208
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,055,364
4.75% 6/02/14	15,540,000	16,437,792
Host Hotels & Resorts LP
6.375% 3/15/15	5,000,000	5,087,500

	Principal
	amount	Value
JP Morgan Chase & Co.
1.21785% 5/02/14
Floating Rate Security	$5,000,000	$4,998,525
5.15% 10/01/15	5,500,000	5,906,318
2.6% 1/15/16	15,000,000	15,153,615
0.85685% 11/21/16
(Bear Stearns) Floating Rate Security	15,000,000	14,312,520
6.0% 7/05/17	5,000,000	5,581,940
6.3% 4/23/19	2,500,000	2,925,952
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,015,010
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,305,494
Liberty Interactive LLC
5.7% 5/15/13	13,240,000	13,604,100
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,049,140
Markel Corp.
6.8% 2/15/13	18,175,000	18,735,990
7.125% 9/30/19	4,566,000	5,318,769
5.35% 6/01/21	10,000,000	10,553,740
4.9% 7/01/22	2,000,000	2,018,088
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,076,444
MetLife, Inc.
5.125% 4/10/13(d)	9,100,000	9,402,721
2.375% 2/06/14	1,000,000	1,020,768
5.125% 8/15/14
(Travelers Life & Annuity)(d)	8,000,000	8,636,640
2.0% 1/09/15(d)	10,000,000	10,152,750
3.125% 1/11/16(d)	2,000,000	2,097,166
Mohawk Industries, Inc.
6.375% 1/15/16	25,905,000	28,689,787
News America Holdings
9.25% 2/01/13	2,222,000	2,322,066
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	8,072,246
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,423,919
7.25% 8/15/18	4,000,000	4,503,920
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,199,971
7.5% 10/01/19(d)	4,000,000	4,442,304
Range Resources Corp.
7.25% 5/01/18	2,870,000	3,056,550
8.0% 5/15/19	12,000,000	13,170,000
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,356,165
Solvay SA (Rhodia)
6.875% 9/15/20(d)	5,000,000	5,525,000
Texas Industries, Inc.
9.25% 8/15/20	300,000	301,500
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,000,000
7.5% 4/01/14	1,700,000	1,885,558
Time Warner, Inc.
3.15% 7/15/15	500,000	527,695
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	188,780
U.S. Bancorp
1.125% 10/30/13	10,000,000	10,050,300

weitzfunds.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
U.S. Bank N.A.
4.95% 10/30/14	$4,500,000	$4,896,594
Valeant Pharmaceuticals
6.5% 7/15/16(d)	5,000,000	5,250,000
Vornado Realty Trust
4.25% 4/01/15	14,315,000	15,106,505
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	5,816,250
6.4% 11/30/17	8,000,000	8,420,000
Washington Post Co.
7.25% 2/01/19	8,500,000	9,746,559
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,152,328
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,662,330
0.84585% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,091,567
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,534,015
0.67585% 5/16/16
Floating Rate Security	9,750,000	9,305,761
0.73785% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,830,910
Willis North America, Inc.
6.2% 3/28/17	14,477,000	16,303,708
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	8,792,000	8,896,458
3.7% 6/30/14(d)	9,626,000	9,950,492
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,083,520
Total Corporate Bonds
(Cost $580,256,764)		603,343,410

MORTGAGE-BACKED SECURITIES — 34.7%(c)
Federal Home Loan Mortgage Corporation — 15.8%
Collateralized Mortgage Obligations — 10.4%
3036 CL JH — 5.0% 2031 (0.0 years)	81,958	81,948
2829 CL DJ — 4.5% 2018 (0.1 years)	156,045	156,272
2579 CL PC — 5.5% 2032 (0.2 years)	155,384	156,092
2831 CL AB — 5.0% 2018 (0.3 years)	72,665	73,402
2947 CL B — 5.0% 2032 (0.3 years)	260,773	263,363
3042 CL HA — 5.5% 2029 (0.3 years)	412,996	417,352
R009 CL AJ — 5.75% 2018 (0.4 years)	113,006	114,233
2906 CL HK — 5.0% 2032 (0.4 years)	779,183	788,286
2549 CL PD — 5.5% 2031 (0.4 years)	818,057	828,314
R010 CL AB — 5.5% 2019 (0.6 years)	872,325	886,298
R011 CL AB — 5.5% 2020 (0.7 years)	407,315	416,998
2627 CL LE — 3.0% 2017 (0.7 years)	239,310	243,052
3566 CL DB — 4.0% 2022 (0.9 years)	2,015,159	2,060,873
2937 CL HJ — 5.0% 2019 (1.1 years)	1,315,026	1,378,762
3562 CL KA — 4.0% 2022 (1.2 years)	3,889,029	3,999,350
2778 CL JD — 5.0% 2032 (1.3 years)	4,201,581	4,367,069
2760 CL PD — 5.0% 2032 (1.3 years)	7,455,031	7,769,555
2937 CL JG — 5.0% 2033 (1.3 years)	9,956,270	10,352,081
3229 CL HB — 5.0% 2025 (1.4 years)	872,975	911,970
3556 CL MA — 5.0% 2037 (1.4 years)	1,417,316	1,499,551
2780 CL TE — 5.0% 2033 (1.4 years)	9,810,873	10,243,840
2864 CL PE — 5.0% 2033 (1.4 years)	27,833,147	29,056,236
2934 CL KE — 5.0% 2033 (1.4 years)	7,746,809	8,068,022
3170 CL EA — 4.5% 2020 (1.4 years)	1,558,990	1,625,103

	Principal
	amount	Value
3544 CL KA — 4.5% 2023 (1.5 years)	$2,918,007	$3,042,812
2574 CL JM — 5.0% 2022 (1.6 years)	595,394	627,469
3840 CL KA — 5.0% 2029 (1.9 years)	4,471,893	4,764,365
3815 CL AD — 4.0% 2025 (2.0 years)	3,724,751	3,865,469
3844 CL AG — 4.0% 2025 (2.0 years)	10,151,535	10,635,428
3003 CL LD — 5.0% 2034 (2.3 years)	14,157,082	15,349,664
3649 CL BW — 4.0% 2025 (2.7 years)	12,850,000	13,531,924
3842 CL PH — 4.0% 2041 (3.0 years)	7,728,688	8,318,274
2952 CL PA — 5.0% 2035 (3.3 years)	3,925,575	4,336,313
		150,229,740
Pass-Through Securities — 5.3%
EO1386 — 5.0% 2018 (1.9 years)	121,440	130,008
G13300 — 4.5% 2023 (2.5 years)	1,196,486	1,273,587
G13517 — 4.0% 2024 (2.6 years)	4,278,907	4,525,890
G18308 — 4.0% 2024 (2.6 years)	5,791,913	6,126,228
G18296 — 4.5% 2024 (2.6 years)	2,691,702	2,863,051
G18306 — 4.5% 2024 (2.6 years)	5,391,270	5,734,470
J13949 — 3.5% 2025 (2.7 years)	12,985,124	13,925,567
E02804 — 3.0% 2025 (3.0 years)	11,807,381	12,364,224
G01818 — 5.0% 2035 (3.0 years)	12,221,811	13,176,179
G18190 — 5.5% 2022 (3.0 years)	166,812	182,051
E03033 — 3.0% 2027 (3.4 years)	15,658,561	16,411,708
		76,712,963
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.4 years)	28,253,451	1,774,500
		228,717,203

Federal National Mortgage Association — 16.0%
Collateralized Mortgage Obligations — 5.1%
2009-27 CL JA — 5.0% 2036 (0.1 years)	42,262	42,247
2006-9 CL GA — 5.5% 2033 (0.2 years)	437,428	439,445
2003-27 CL DW — 4.5% 2017 (0.3 years)	190,047	191,425
2006-22 CL DA — 5.5% 2033 (0.3 years)	179,926	181,030
2003-92 CL PD — 4.5% 2017 (0.3 years)	384,762	387,581
2010-10 CL AD — 4.5% 2036 (0.4 years)	3,776,817	3,810,796
2005-91 CL DA — 4.5% 2020 (0.6 years)	6,128,083	6,294,849
2007-32 CL BA — 5.5% 2034 (0.6 years)	1,540,354	1,568,493
2008-54 CL EC — 5.0% 2035 (0.6 years)	1,455,457	1,481,572
2010-61 CL EB — 4.5% 2037 (0.7 years)	3,658,232	3,747,648
2006-21 CL CA — 5.5% 2029 (0.7 years)	614,905	628,248
2004-40 CL BA — 4.5% 2018 (0.7 years)	856,936	876,039
2003-43 CL EX — 4.5% 2017 (0.8 years)	166,663	170,792
2003-37 CL QD — 5.0% 2032 (0.8 years)	632,203	647,140
2005-9 CL AC — 5.0% 2033 (1.0 years)	5,373,239	5,519,453
2005-1 CL KA — 5.0% 2033 (1.0 years)	4,043,531	4,155,805
2003-86 CL KT — 4.5% 2018 (1.0 years)	768,000	794,596
2003-39 CL LC — 5.0% 2022 (1.1 years)	201,574	208,361
2010-9 CL CA — 5.0% 2037 (1.1 years)	6,032,346	6,246,411
2009-52 CL DC — 4.5% 2023 (1.3 years)	657,829	678,354
2004-78 CL AB — 5.0% 2032 (1.4 years)	6,479,154	6,748,353
2009-44 CL A — 4.5% 2023 (1.7 years)	1,175,710	1,227,803
2003-9 CL DB — 5.0% 2018 (1.8 years)	701,345	753,884
2011-19 CL KA — 4.0% 2025 (1.9 years)	10,467,307	10,934,098
2007-42 CL YA — 5.5% 2036 (1.9 years)	1,552,850	1,636,942
2010-145 CL PA — 4.0% 2024 (2.4 years)	6,843,356	7,117,115
2010-54 CL WA — 3.75% 2025 (2.7 years)	7,519,713	7,899,744
		74,388,224

42 Weitz Funds

	Principal
	amount	Value
Pass-Through Securities — 10.9%
254863 — 4.0% 2013 (0.5 years)	$41,802	$43,897
255291 — 4.5% 2014 (0.8 years)	110,280	117,863
254907 — 5.0% 2018 (2.0 years)	429,491	465,093
256982 — 6.0% 2017 (2.0 years)	334,334	358,282
357414 — 4.0% 2018 (2.0 years)	1,426,653	1,528,840
251787 — 6.5% 2018 (2.1 years)	13,818	15,562
357985 — 4.5% 2020 (2.3 years)	425,198	457,447
888595 — 5.0% 2022 (2.4 years)	896,166	969,892
AD0629 — 5.0% 2024 (2.6 years)	3,446,057	3,729,559
890112 — 4.0% 2024 (2.6 years)	4,095,004	4,360,165
MA0043 — 4.0% 2024 (2.6 years)	3,553,197	3,782,164
995960 — 5.0% 2023 (2.6 years)	3,182,622	3,437,489
AA4315 — 4.0% 2024 (2.6 years)	6,827,066	7,267,000
995693 — 4.5% 2024 (2.6 years)	5,309,294	5,698,709
AA5510 — 4.0% 2024 (2.6 years)	2,310,920	2,459,835
931739 — 4.0% 2024 (2.6 years)	1,776,315	1,890,780
995692 — 4.5% 2024 (2.7 years)	4,901,796	5,259,792
AE0031 — 5.0% 2025 (2.7 years)	4,912,021	5,300,007
930667 — 4.5% 2024 (2.7 years)	4,101,200	4,400,084
995755 — 4.5% 2024 (2.7 years)	8,069,693	8,657,790
AB1769 — 3.0% 2025 (2.8 years)	9,348,306	9,856,066
AD7073 — 4.0% 2025 (2.9 years)	5,672,442	6,037,972
AL0471 — 5.5% 2025 (2.9 years)	17,715,248	19,256,625
888439 — 5.5% 2022 (2.9 years)	776,755	849,548
AB2251 — 3.0% 2026 (2.9 years)	8,743,995	9,238,059
725232 — 5.0% 2034 (3.1 years)	1,515,378	1,649,223
555531 — 5.5% 2033 (3.2 years)	18,149,477	19,956,014
995112 — 5.5% 2036 (3.3 years)	7,855,366	8,632,352
MA0587 — 4.0% 2030 (3.4 years)	20,745,387	22,347,678
		158,023,787
		232,412,011
Government National Mortgage Association — 0.2%
Interest Only Securities — 0.2%
2012-61 CL BI — 4.5% 2038 (1.9 years)	10,825,847	729,616
2009-31 CL PI — 4.5% 2037 (3.0 years)	11,498,907	1,202,495
		1,932,111
Non-Government Agency — 2.7%
Collateralized Mortgage Obligations — 2.7%
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.8 years)	6,350,735	6,467,224
WAMU 2003-S7 CL A1 — 4.5% 2018
(0.8 years)	231,283	238,783
SEMT 2011-1 CL A1 — 4.125% 2041
(1.1 years)	5,622,886	5,762,362
Chase 2004-S1 CL A6 — 4.5% 2019
(2.0 years)	123,839	118,681
SEMT 2012-2 CL A2 — 3.5% 2042
(3.0 years)	11,681,654	12,022,180
SEMT 2012-1 CL 1A1 — 2.865% 2042
(4.4 years)	14,549,657	14,736,380
		39,345,610
Total Mortgage-Backed Securities
(Cost $490,463,571)		502,406,935

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 0.9%	amount	Value
LB-UBS Commercial Mortgage Trust 2006-C4 CL AAB
6.041687% 2032 Floating Rate
Security (1.9 years)	$11,746,268	$12,231,078
(Cost $12,125,969)

ASSET-BACKED SECURITIES — 0.7%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.84175% 2019 Floating Rate Security
(3.9 years)(d)	4,500,000	4,543,654
Cabela’s Master Credit Card Trust 2012-2A CL A2
0.74525% 2020 Floating Rate Security
(4.9 years)(d)	6,000,000	6,000,000
Total Asset-Backed Securities
(Cost $10,500,000)		10,543,654

TAXABLE MUNICIPAL BONDS — 1.7%
University of California 4.85% 5/15/13	990,000	1,027,392
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,071,040
Nebraska Public Power District
5.14% 1/01/14	10,000,000	10,605,700
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,486,711
6.0% 9/01/15	1,220,000	1,374,867
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,065,660
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	931,928
4.788% 6/01/18	1,000,000	1,161,200
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,484,360
Total Taxable Municipal Bonds
(Cost $24,284,375)		25,208,858

U.S. TREASURY AND GOVERNMENT AGENCY — 9.6%
U.S. Treasury — 4.8%
U.S. Treasury Note
0.375% 9/30/12	15,000,000	15,011,130
1.125% 12/15/12	15,000,000	15,066,210
0.625% 1/31/13	20,000,000	20,053,920
1.375% 2/15/13	20,000,000	20,150,000
		70,281,260
Government Agency — 4.8%
Fannie Mae
2.1% 3/28/19	20,000,000	20,170,900
Freddie Mac
2.0% 2/27/17	33,955,000	34,047,731
1.0% 1/10/19(e)	15,000,000	15,043,185
		69,261,816
Total U.S. Treasury and Government Agency
(Cost $139,590,794)		139,543,076

weitzfunds.com 43

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount
COMMON STOCKS — 1.7%	or shares	Value
Redwood Trust, Inc.	1,867,409	$23,305,264
Newcastle Investment Corp.	200,000	1,340,000
Total Common Stocks
(Cost $25,885,006)		24,645,264

CASH EQUIVALENTS — 9.0%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	35,016,543	35,016,543
U.S. Treasury Bills, 0.08% to 0.16%,
9/13/12 to 2/07/13(b)	$95,000,000	94,967,185
Total Cash Equivalents
(Cost $129,983,400)		129,983,728
Total Investments in Securities
(Cost $1,413,089,879)		1,447,906,003
Other Assets Less Other Liabilities — 0.1%		1,655,259
Net Assets — 100.0%		$1,449,561,262
Net Asset Value Per Share - Institutional Class		$12.48
Net Asset Value Per Share - Investor Class		$12.46

(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at June 30, 2012.

44 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned +0.8% in the second calendar quarter, compared to a +1.2% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund returned +1.3% compared to +1.8% for our Fund’s primary benchmark.

Commentary
For the third year in a row, news from Europe grabbed headlines and impacted both U.S. equity and fixed-income markets. Greece’s untenable and still unresolved debt position took a back seat to concerns that much larger countries, particularly Spain, were being pulled into the Euro crisis vortex. Like Greece a year ago, European countries agreed to bail out Spain’s banking system in exchange for austerity measures and tax increases. While news of the European aid package for Spain and a subsequent Euro summit did temporarily staunch contagion fears, the underlying problem of excess debt (a proverbial Gordian Knot) has not been resolved by solutions that appear longer in words than action.

Primarily as a result of the European angst, U.S. Treasury bonds were the performance winners in the second quarter as investors sought perceived safety and soundness as opposed to risk assets, particularly the debt of peripheral Euro countries like Greece and Spain. Interest rates declined and prices rose all across the Treasury curve.

The municipal bond market generated positive results in the quarter as well, but didn’t keep pace with Treasuries. Heavy new issue supply, as state and local governments took advantage of low interest rates, continued to be met with strong demand by investors. Record levels of bond calls and maturities that have exceeded the issuance of new bonds for several quarters have supported the municipal bond market, as investors have looked for ways to redeploy proceeds from maturing or called bonds. The municipal market also weathered a large, although anticipated, bankruptcy filing in the quarter by Stockton, California. Stockton’s problems appear atypical and not reflective in the broader municipal market, particularly Nebraska, but they do cast a stronger lens on high unfunded pension obligations and public service expenses. Overall municipal defaults remain low, however. According to Moody’s Investors Service, an independent credit rating agency, there have only been 71 defaults between 1970 and 2011 of the over 17,000 rated municipal bonds. Credit quality has deteriorated, though, as downgrades have exceeded upgrades since mid-2009. Ongoing credit surveillance, long part of our investment process in the Fund, is increasingly important for municipal investors.

Nearly all of our Fund’s investments added to results during the quarter. Investment activity was modest as we identified fewer qualifying opportunities. The average duration of our Fund declined to 2.7 from 2.9 years and the average maturity declined to 3.0 from 3.6 years in the previous quarter. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position.

Fund Review and Outlook
While the vast majority of our Fund investments are Nebraska based, we select investments from a universe of over 55,000 issuers in the nearly $3 trillion municipal bond market. Our holdings are varied and diverse and include, for example, airport revenue bonds from Hawaii to Orlando; higher education bonds from the University of Nebraska to Hastings College to Wesleyan University; electric utility bonds from Omaha and Nebraska Public Power Districts; and general obligation bonds from Omaha, Nebraska to Milwaukee County, Wisconsin to Chesterfield County, Virginia. While our investments are wide ranging, our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

Given today’s ultra low interest rate environment, we encourage fixed-income investors to temper future return expectations. While the prospects for inflation, the bond investor’s boogeyman, appear to have modestly declined, we remain wary of the potential longer-term inflationary implications of governmental response (e.g. further quantitative easing and deficit spending) to stimulate the domestic economy. The decline in average life of our Fund in the past year to 3 years from over 6 is reflective of our defensive positioning in regards to interest-rate risk. Today’s interest rates have little room to move lower and we are therefore more willing to prepare for the inevitable rise in rates by keeping the average life of the Fund shorter than its long-term average. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
								Since
	1Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Nebraska Tax-Free Income Fund	4.4%	4.2%	4.1%	3.9%	4.3%	4.7%	5.1%	5.4%
Barclays Capital 5-Year
Municipal Bond Index	5.3	5.5	6.0	4.6	5.0	5.2	—	—

See page 4 for additional performance disclosures.

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	74.9%
Commonwealth of Puerto Rico	2.4
Florida	2.2
Illinois	2.2
Wisconsin	1.5
Ohio	1.1
Virginia	1.1
Arizona	1.0
Hawaii	1.0
North Dakota	0.9
Iowa	0.6
Cash Equivalents/Other	11.1
Net Assets	100.0%

Financial Attributes
Average Maturity	3.0 years
Average Duration	2.7 years
Average Coupon	3.6%
30-Day SEC Yield at 6-30-12	1.2%
Municipals exempt from federal and
Nebraska income taxes	Approx. 77%
Municipals subject to alternative
minimum tax	Approx. 3%

Sector Breakdown
Power	20.7%
Higher Education	16.8
Hospital	8.4
General	6.4
Water/Sewer	6.2
Lease	4.2
Airport/Transportation	3.2
Housing	1.1
Highway	1.0
Total Revenue	68.0
School District	5.2
City/Subdivision	4.9
County	2.6
State/Commonwealth	1.4
Total General Obligation	14.1
Escrow/Pre-Refunded	6.8
Cash Equivalents/Other	11.1
Net Assets	100.0%

weitzfunds.com 47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 88.9%	amount	Value
Arizona — 1.0%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,028,520
Florida — 2.2%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,173,980
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,105,430
		2,279,410
Hawaii — 1.0%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,000,160
Illinois — 2.2%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,063,013
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	287,152
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	861,520
		2,211,685
Iowa — 0.6%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	660,192
Nebraska — 74.9%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	271,472
4.4%, 12/15/17	250,000	275,635
5.3%, 12/15/18	700,000	701,253
Bellevue, Development Revenue, Bellevue University Project
Series 2010A, 2.75%, 12/01/15	1,000,000	1,038,500
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	660,013
2.4%, 7/01/17	400,000	414,892
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	356,526
2.15%, 12/15/13	490,000	498,947
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	129,281
2.75%, 12/15/19	100,000	103,631
Douglas County, Educational Facility Revenue,
Creighton University Project,
Refunding, Series 2010A
5.0%, 7/01/16	430,000	480,650
5.6%, 7/01/25	400,000	461,828
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	256,285
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	552,536
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,152
Quality Living Inc. Project
4.7%, 10/01/17	255,000	249,046

	Principal
	amount	Value
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	$500,000	$540,165
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	415,340
5.0%, 11/15/15	295,000	330,828
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	248,457
5.25%, 8/15/20	1,000,000	1,115,130
5.5%, 8/15/21	1,430,000	1,592,148
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	485,000	527,151
Douglas County, Millard Public School District #17,
Certificates of Participation, Series 2012
0.8%, 6/15/14	420,000	420,113
Refunding,
Series 2003, FSA Insured, 4.0%, 11/15/13	500,000	507,005
Series 2009, 4.0%, 6/15/17	750,000	793,537
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	636,342
4.75%, 9/01/17	200,000	215,730
Grand Island, Electric Revenue, Refunding, Series 2012
0.4%, 8/15/13	750,000	750,128
1.25%, 8/15/16	1,000,000	1,008,380
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,227
3.45%, 4/01/14	650,000	651,671
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	794,618
3.25%, 1/01/17	500,000	537,755
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	427,956
3.0%, 11/15/17	640,000	660,826
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center,
Series 2006, 4.0%, 6/01/19	300,000	317,226
Series 2008A, 5.0%, 6/01/16	500,000	553,415
Series 2008A, 5.0%, 6/01/17	500,000	562,155
Lincoln, Certificates of Participation
Series 2010A, 2.4%, 3/15/17	395,000	412,198
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	658,745
2.5%, 4/01/21	925,000	921,226
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,149,420
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,078,360
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	486,411
Lincoln, Sanitary Sewer Revenue, Refunding
Series 2003, MBIA Insured,
5.0%, 6/15/16	885,000	925,542
Series 2012,
1.5%, 6/15/17	440,000	447,128
1.75%, 6/15/18	425,000	433,649

48 Weitz Funds

	Principal
	amount	Value
Lincoln, Water Revenue
Refunding, Series 2012, 1.5% 8/15/16	$450,000	$463,563
Series 2002, 5.0%, 8/15/22	800,000	804,928
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	783,983
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding,
2009 Series A, BHAC Insured,
5.0%, 4/01/20	500,000	599,680
2012 Series A, 5.0%, 4/01/18	100,000	118,440
Nebraska Educational Financial Authority, Revenue, Refunding
Hastings College Project
5.05%, 12/01/23	500,000	509,330
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	792,300
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	250,755
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A
2.4%, 9/01/17	495,000	512,904
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 9/01/12	285,000	286,274
4.125%, 3/01/13	305,000	309,764
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	240,964
2005 Series A, 5.0%, 1/01/18	200,000	218,912
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,102,660
2007 Series B, 5.0%, 1/01/15	885,000	978,191
2007 Series B, 5.0%, 1/01/21	1,000,000	1,140,170
2008 Series B, 5.0%, 1/01/18	800,000	950,224
2010 Series C, 4.25%, 1/01/17	500,000	568,340
2011 Series A, 4.0%, 1/01/15	250,000	271,108
2012 Series A, 4.0%, 1/01/21	500,000	570,300
2012 Series A, 5.0%, 1/01/21	500,000	608,925
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	443,629
5.0%, 7/15/16	200,000	229,966
4.0%, 7/15/17	200,000	220,170
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	676,068
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,065,240
5.25%, 10/15/19	250,000	310,175
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	897,019
Series 2010, 4.125%, 6/01/29	650,000	689,429
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	262,629
3.95%, 10/15/18	240,000	265,226

	Principal
	amount	Value
Omaha Public Power District, Electric Revenue
Series A, 4.25%, 2/01/18	$1,650,000	$1,705,737
Series A, 4.1%, 2/01/19	1,000,000	1,120,490
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,044,880
Series C, 5.5%, 2/01/14	155,000	162,674
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	527,285
4.0%, 11/15/14	250,000	270,210
Omaha, Special Obligation, Revenue, Refunding,
Riverfront Redevelopment Project, Series 2012
2.0% , 2/01/13	250,000	252,310
Omaha, Special Tax, Revenue,
Heritage Development Project, Series 2004,
5.0%, 10/15/17	1,090,000	1,193,419
Refunding, Downtown Northeast Redevelopment Project,
Series 2012B, 2.0%, 11/01/12	240,000	241,318
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	1,003,991
Series 2009, 5.0%, 12/01/28	500,000	554,310
Papillion, Water System Revenue, Bond Anticipation Notes
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,830
Plattsmouth, General Obligation, Promissory Notes
Series 2010, 0.9%, 9/15/12	445,000	445,116
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,431,398
AMBAC Insured, 5.0%, 1/01/18	750,000	854,115
AMBAC Insured, 5.0%, 1/01/26	800,000	866,960
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	163,251
2.6%, 12/15/19	135,000	143,343
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,112,070
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	590,891
Series 2009C, 2.0%, 11/01/13	700,000	700,896
Series 2010B, 1.2%, 9/15/14	1,230,000	1,245,400
Series 2011A, 1.0%, 4/15/13	310,000	311,550
Series 2012A, 0.6%, 12/15/13	755,000	756,804
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	955,670
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	545,591
Lease Rental Revenue
NCTA Education Center/Student Housing Project
Series 2011, 3.75%, 6/15/19	285,000	322,221
UNMC OPPD Exchange Project
Series 2010, 2.75%, 2/15/16	1,185,000	1,272,086

weitzfunds.com 49

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	$330,000	$365,181
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,312,086
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,163,251
4.5%, 6/01/20	500,000	538,820
Lincoln Student Fees and Facilities
Refunding, Series 2012, 5.0%, 7/01/15	920,000	1,037,162
Series 2003, 4.6%, 7/01/17	570,000	582,637
Series 2003B, 5.0%, 7/01/23	1,000,000	1,065,990
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	445,088
5.0%, 5/15/33	700,000	768,572
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	647,224
5.0%, 5/15/27	800,000	915,392
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	342,131
3.4%, 9/01/17	415,000	430,334
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.7%, 6/01/13	150,000	151,725
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	220,086
		76,613,390
North Dakota — 0.9%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	887,419
Ohio — 1.1%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,098,392

	Principal
	amount
	or shares	Value
Puerto Rico — 2.4%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	$845,000	$926,390
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,073,750
Municipal Finance Agency, General Obligation, 2002 Series A
FSA Insured, 5.25%, 8/01/16	500,000	501,260
2,501,400
Virginia — 1.1%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,085,146
Wisconsin — 1.5%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,547,158
Total Municipal Bonds
(Cost $86,618,609)		90,912,872

CASH EQUIVALENTS — 10.2%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $10,444,810)	10,444,810	10,444,810
Total Investments in Securities
(Cost $97,063,419)		101,357,682
Other Assets Less Other Liabilities — 0.9%		874,796
Net Assets — 100.0%		$102,232,478
Net Asset Value Per Share		$10.47

(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.

50 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the second calendar quarter with a 7-day effective and current yield of 0.02%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Like a bad dream that’s hard to shake, investors and savers in money market funds or savings accounts once more remained mired in a low-to-no return investment environment in the second quarter. Zero bound short-term interest rates that have persisted for over two years provide puny income return for savers in investment vehicles like money market funds, bank savings accounts and short-term CDs. Our Fund’s 7-day effective and current yield likewise remains stuck near zero, ending the second quarter at 0.02% from 0.05% at March 31. This yield reflects a waiver of a portion of the Fund’s management fee.

The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate setter for the investment universe for our Fund, met twice in the second quarter. At both meetings the FOMC cited strains in global financial markets, an elevated unemployment rate, low rates of resource utilization and moderating inflation as principal reasons for keeping the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” of zero to 0.25% “at least through late 2014.”

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of June 30, 92.9% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at June 30 was approximately 42 days.

While it’s reasonable to believe the path of short-term interest rates is inevitably higher, the timing of this event keeps getting pushed further out in time. When the Fed changes from its current course and begins to raise short-term rates our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, are likely to persist for at least another year. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

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GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2012 • (UNAUDITED)

	Principal
U.S. TREASURY — 92.9%†	amount	Value
U.S. Treasury Bill
0.06% 7/12/12	$15,000,000	$14,999,700
0.05% 8/02/12	30,000,000	29,998,625
0.08% 9/13/12	30,000,000	29,995,000
Total U.S. Treasury		74,993,325

CASH EQUIVALENTS — 7.1%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	5,680,931	$5,680,931
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Cash Equivalents		5,733,487
Total Investments in Securities
(Cost $80,726,812)		80,726,812
Other Assets Less Other Liabilities — 0.0%		29,455
Net Assets — 100.0%		$80,756,267
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2012.

52 Weitz Funds

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended
The Blended Index blends the S&P 500 with the Barclays Capital Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

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54 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	John R. Detisch, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071	Sub-Transfer Agent
(800) 304-9745	Boston Financial Data Services, Inc.

Custodian	NASDAQ symbols:
Wells Fargo Bank Minnesota,	Value Fund - WVALX
National Association	Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

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Visit us online at weitzfunds.com.
Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

8/3/12

weitzfunds.com 55